Junk bond


INVESTMENT OBJECTIVE:
--------------------------------------------------------------------------------


Current income and
capital appreciation
(as a secondary objective)




Prudential
High Yield
Fund, Inc.

--------------------------------------------------------------------------------
PROSPECTUS DATED MARCH 3, 1999


As with all mutual funds, the
Securities and Exchange Commission
has not approved or disapproved
the Fund's shares, nor has the
SEC determined that this prospectus                    [PRUDENTIAL LOGO]
is complete or accurate. It is a
criminal offense to state otherwise.

Table of Contents


 1   Risk/Return Summary
 1   Investment Objectives and Principal Strategies
 1   Principal Risks
 2   Evaluating Performance
 3   Fees and Expenses

 6   How the Fund Invests
 6   Investment Objectives and Policies
 8   Other Investments
9    Derivative Strategies
10   Additional Strategies
11   Investment Risks

14   How the Fund is Managed
14   Fund Manager
14   Investment Adviser
14   Portfolio Managers
15   Distributor
15   Year 2000 Readiness Disclosure

17   Fund Distributions and Tax Issues
17   Distributions
18   Tax Issues
19   If You Sell or Exchange Your Shares

21   How to Buy, Sell and Exchange Shares of the Fund
21   How to Buy Shares
30   How to Sell Your Shares
34   How to Exchange Your Shares

36   Financial Highlights
36   Class A Shares
37   Class B Shares
38   Class C Shares
39   Class Z Shares
40   The Prudential Mutual Fund Family
A-1  Description of Security Ratings

     For More Information (Back Cover)


--------------------------------------------------------------------------------
Prudential High Yield Fund, Inc.                          [LOGO] (800) 225-1852

Risk/Return Summary

This section highlights key information about the PRUDENTIAL HIGH YIELD FUND, INC., which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

Our primary investment objective is to MAXIMIZE CURRENT INCOME. To achieve our income objective, we invest in a diversified portfolio of high yield fixed-income securities rated Ba or lower by Moody's Investors Service (Moody's), or BB or lower by Standard &Poor's Ratings Group (Standard &Poor's) and securities either rated by another major rating service or unrated securities of comparable quality, that is, junk bonds. As a secondary investment objective, we will SEEK CAPITAL APPRECIATION, but only when consistent with our primary investment objective of current income. While we make every effort to achieve our objectives, we can't guarantee success.


PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The securities in which the Fund invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates change or because there is a lack of confidence in the borrower. Since the Fund invests in lower-rated bonds, commonly known as junk bonds, there is a greater risk of default of payment of principal and interest. Furthermore, junk bonds tend to be less liquid than higher rated securities. Therefore, an investment in the Fund may not be appropriate for short-term investing.

     Some of our investment strategies involve additional risk. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



--------------------------------------------------------------------------------
                                                                               1

Risk/Return Summary



EVALUATING PERFORMANCE

A number of factors--including risk--affect how the Fund performs. The following bar chart and table show the Fund's performance for each full calendar year of operation for the last 10 years. They demonstrate some of the risks of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.


  ANNUAL RETURNS1 (CLASS B SHARES) (AS PERCENTAGE)
--------------------------------------------------------------------------------

                     [The following data represents a chart]


1989      -1.27%
1990      -9.52%
1991      33.47%
1992      15.45%
1993      16.54%
1994      -2.92%
1995      17.49%
1996      11.97%
1997      12.07%
1998      -0.70%



Best quarter: 13.67% (1st quarter of 1991) WORST quarter: (7.54)% (3rd quarter of 1998)

1 THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
2 Prudential High Yield Fund, Inc.                         [LOGO] (800) 225-1852

Risk/Return Summary


AVERAGE ANNUAL RETURNS1 (AS OF 12-31-98)
                                       1 YR      5 YRS      10 YRS/SINCE INCEPTION2
  Class A shares                       (4.13)%    7.04%      9.94% (since 1-22-90)
  Class B shares                       (5.70)%    7.13%      8.59%
  Class C shares                       (2.70)%     N/A       8.57% (since 8-1-94)
  Class Z shares                        0.00%      N/A       7.54% (since 3-1-96)
  High Yield Bond Index3                1.60%     8.52%     10.52%
  Lipper High Current Yield Average4   (0.43)%    7.37%      9.34%

1  THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES.
2  RETURNS ARE FOR TEN YEAR PERIOD ENDED 12-31-98 UNLESS SPECIFIED OTHERWISE.
3 THE LEHMAN BROS. HIGH YIELD BOND INDEX (HIGH YIELD BOND INDEX) -- AN UNMANAGED INDEX OF FIXED RATE NONINVESTMENT-GRADe DEBT SECURITIES WITH AT LEAST ONE YEAR REMAINING TO MATURITY -- GIVES A BROAD LOOK AT HOW HIGH YIELD
   (JUNK) BONDS HAVE PERFORMED. THE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. HIGH YIELD BOND INDEX RETURNS SINCE THE INCEPTION OF CLASS A, CLASS C AND CLASS Z WERE 12.07%, 10.11% AND 8.36%, RESPECTIVELY. SOURCE:
   LEHMAN BROS.
4 THE LIPPER HIGH CURRENT YIELD AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER HIGH YIELD CATEGORY. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. LIPPER RETURNS SINCE THE INCEPTION OF CLASS A, CLASS C AND CLASS Z WERE 11.03%, 8.94% AND 7.55%, RESPECTIVELY.
   SOURCE: LIPPER INC.

FEES AND EXPENSES

These tables show the sales charges, fees and expenses for each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."



  SHAREHOLDER FEES1 (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                          CLASS A     CLASS B   CLASS C  CLASS Z
  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)               4%       None        1%     None
  Maximum deferred sales charge (load)
   (as a percentage of the lower of original
   purchase price or sale proceeds)                          None        5%2       1%3     None
  Maximum sales charge (load) imposed
   on reinvested dividends and other distributionsNone                  None      None     None
  Redemption fees                                            None       None      None     None

  Exchange fee                                               None       None      None     None



--------------------------------------------------------------------------------
                                                                               3

Risk/Return Summary


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                            CLASS A     CLASS B   CLASS C  CLASS Z
  Management fees                               .41%       .41%      .41%     .41%
  + Distribution and service (12b-1) fees       .30%       .75%     1.00%     None
  + Other expenses                              .11%       .11%      .11%     .11%
  = Total annual Fund operating expenses        .82%      1.27%     1.52%     .52%
  - Fee waivers and/or expense reimbursements4  .05%         0%      .25%       0%
  = NET ANNUAL FUND OPERATING EXPENSES          .77%      1.27%     1.27%     .52%

1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.

2 THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES IS 5% AND DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.

 3 THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF
   PURCHASE.

 4 FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999, THE DISTRIBUTOR OF THE FUND HAS
   CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE FEES FOR CLASS A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF CLASS A AND CLASS C SHARES, RESPECTIVELY. THE FUND'S DISTRIBUTION AND SERVICE FEES HAVE BEEN RESTATED TO REFLECT CURRENT FEE LEVELS FOR CLASS A SHARES.




--------------------------------------------------------------------------------
4 Prudential High Yield Fund, Inc.                         [LOGO] (800) 225-1852

Risk/Return Summary


EXAMPLE

This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.


     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. After the first year, the example does not take into consideration the Distributor's agreement to reduce expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------

                              1 YR          3 YRS          5 YRS        10 YRS
  Class A shares              $466           $627           $801         $1307
  Class B shares              $629           $703           $797         $1331
  Class C shares              $328           $551           $897         $1873
  Class Z shares               $53           $167           $291          $653

You would pay the following expenses on the same investment if you did not sell your shares:


--------------------------------------------------------------------------------

                             1 YR          3 YRS          5 YRS        10 YRS
  Class A shares              $466           $627           $801         $1307
  Class B shares              $129           $403           $697         $1331
  Class C shares              $228           $551           $897         $1873
  Class Z shares               $53           $167           $291          $653



--------------------------------------------------------------------------------
                                                                               5

How the Fund Invests


INVESTMENT OBJECTIVES AND POLICIES
The Fund's primary investment objective is to MAXIMIZE CURRENT INCOME. As a secondary investment objective, the Fund will SEEK CAPITAL APPRECIATION, but only when consistent with its primary investment objective of current income. This means we seek primarily investments that pay dividends and other income and secondarily investments the price of which will increase. While we make every effort to achieve our objectives, we can't guarantee success.

     In determining which securities to buy and sell, the investment adviser will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and the management of an issuer. The investment adviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to attempt to predict an issuer's prospects and whether the price of the issuer's security is undervalued or overvalued.

     The Fund may invest in corporate and other debt ("fixed-income") securities of companies or governments. Bonds and other debt securities are used by issuers to borrow money from investors. The borrower pays the investor a fixed or variable rate of interest and must repay the amount borrowed. Consistent with its primary investment objective, under normal conditions the Fund will invest at least 80% of the value of the Fund's total assets in medium to lower-rated fixed-income securities, including at least 65% of the value of the Fund's total assets in lower-rated fixed-income securities. However, the Fund may invest up to 100% of its assets in lower-rated fixed-income securities. A rating is an assessment of the likelihood of the timely repayment of interest and principal and can be useful when comparing different debt obligations. A description of bond ratings is contained in Appendix A to this prospectus.

     MEDIUM TO LOWER-RATED FIXED-INCOME SECURITIES are securities rated Baa or lower by Moody's or BBB or lower by Standard & Poor's, or comparably rated by another major rating service. Bonds rated Baa by Moody's or BBB by Standard & Poor's are regarded as investment-grade bonds, but have speculative characteristics and are riskier than higher-rated securities. Bonds rated lower than Baa or BBB are considered lower-rated or HIGH YIELD or "JUNK" BONDS. The Fund will normally invest in securities rated below B by both Moody's and Standard & Poor's or comparable unrated



--------------------------------------------------------------------------------
6 Prudential High Yield Fund, Inc.                         [LOGO] (800) 225-1852

How the Fund Invests



securities only if we believe that the rating underestimates the quality of the securities.

     Lower-rated securities tend to offer higher yields, but also offer greater risks, than higher-rated securities. Under certain economic conditions, however, lower or medium-rated securities might not yield significantly more than higher-rated securities, or comparable unrated securities. If that happens, the Fund may invest in higher-rated fixed-income securities that offer similar yields but have less risk. Furthermore, if issuers redeem their high yield securities at a higher than expected rate, which might happen during periods of declining interest rates, the Fund could be forced to buy higher-rated, lower-yielding securities, which would decrease the Fund's return.

     During the fiscal year ended December 31, 1998, the monthly dollar-weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:

     RATINGS                        PERCENTAGE OF TOTAL INVESTMENTS
     -------                        -----------------------------
     BBB/Baa                                        1%
     BB/Ba                                         19%
     B/B                                           60%
     CCC/Caa                                        6%
     Unrated/Other                                 14%

     These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of a company. Although the investment adviser will consider ratings assigned to a security, it will perform its own investment analysis, taking into account various factors, including the company's financial history and condition, prospects and management. In addition to investing in rated securities, the Fund may invest in unrated securities that we determine are of comparable quality to the rated securities that are permissible investments. These unrated securities will be taken into account when we calculate the percentage of the Fund's portfolio that consists of medium and lower-rated securities.

     Generally, the Fund's average weighted maturity will range from 7 to 12 years. As of December 31, 1998, the Fund's average weighted maturity was 8 years.






--------------------------------------------------------------------------------
                                                                               7

How the Fund Invests


     The types of fixed-income securities in which the Fund may invest include both CONVERTIBLE and NONCONVERTIBLE DEBT SECURITIES. Convertible debt securities are exchangeable for a set number of other types of equity securities, typically common stock, at a preset price. They typically offer greater appreciation potential than regular bonds.

     For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

     The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS
In addition to the above principal strategies, we may also use the following other investments to increase the Fund's returns or protect its assets if market conditions warrant.

FOREIGN GOVERNMENT FIXED-INCOME SECURITIES
The Fund may invest up to 20% of its assets in U.S. currency-denominated fixed-income securities of foreign governments and other foreign issuers, such as Brady Bonds, which are long-term bonds issued by developing nations, and preferred stock. The Fund may also invest up to 10% of its total assets in foreign currency-denominated fixed-income securities issued by foreign or domestic issuers. FOREIGN GOVERNMENT FIXED-INCOME SECURITIES include securities issued by quasi-governmental entities, governmental agencies, supranational entities and other governmental entities.

ZERO COUPON BONDS, PAY-IN-KIND (PIK) AND DEFERRED PAYMENT SECURITIES
The Fund may also invest in ZERO COUPON BONDS, PAY-IN-KIND (PIK) or DEFERRED PAYMENT SECURITIES. Zero coupon bonds do not pay interest during the life of the security. An investor makes money by purchasing the security at a price that is less than the money the investor will receive when the borrower repays the amount borrowed (face value). PIK securities pay interest in the form of additional securities. Deferred payment securities pay regular interest after a predetermined date.



--------------------------------------------------------------------------------
8 Prudential High Yield Fund, Inc.                         [LOGO] (800) 225-1852

     The Fund records the amount these securities rise in price each year ("phantom income") for accounting and federal income tax purposes, but does not receive income currently. Because the Fund is required under federal tax laws to distribute income to its shareholders, in certain circumstances the Fund may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.

DISTRESSED SECURITIES

The Fund may also invest up to 10% of its assets in DISTRESSED SECURITIES, that is, equity securities of companies which are financially troubled and which we believe are currently valued at less than their long-term potential. Distressed securities include common stocks, convertible and nonconvertible preferred stocks and warrants. Preferred stock of a company does not generally grant voting rights to the investor, but it pays dividends at a specified rate. Convertible preferred stock may be exchanged for common stock and is less stable than nonconvertible preferred stock, which is more similar to a fixed-income security.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions the Fund may take a temporary defensive position and invest without limit in short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high quality obligations of banks and corporations. Investing heavily in these securities limits our ability to achieve a high level of income, but may help to preserve the Fund's assets.

REPURCHASE AGREEMENTS
The Fund may also use REPURCHASE AGREEMENTS where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Fund to the other party which creates a fixed return for the Fund.

DERIVATIVE STRATEGIES
We may use DERIVATIVES to try to improve the Fund's returns or protect its assets, although we cannot guarantee they will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as financial futures contracts, includ-




--------------------------------------------------------------------------------
                                                                               9
ing interest rate futures contracts, options, and options on futures--involve costs and can be volatile. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of some underlying investment. An option is the right to buy or sell a security, or in the case of an option on a future, the right to buy or sell a futures contract, in exchange for a premium. With derivatives, the investment adviser tries to predict if the underlying investment, a security, market index, currency, interest rate, or some other benchmark, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings. For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Hedging and Return Enhancement Strategies."

ADDITIONAL STRATEGIES


The Fund may also purchase securities on a "WHEN-ISSUED" or "DELAYED- DELIVERY" basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are delivered.


     The Fund may also invest in bank loans, with either fixed or floating rates, that have been arranged through private negotiations between a corporate borrower and one or more financial institutions (lenders). The Fund's investment may be in the form of participations in loans (LOAN PARTICIPATIONS) or of assignments of all or a portion of loans from third parties (LOAN ASSIGNMENTS). In loan participations, if the borrower does not pay back the loan or otherwise comply with the loan agreement, the Fund generally does not have the right to make it do so, nor will the Fund have any claim on the collateral supporting the loan. In loan assignments, on the other hand, the Fund does have direct rights against the borrower, although under certain circumstances, these rights may be more limited than those held by the lender.

     The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); PURCHASES SHARES OF OTHER INVESTMENT COMPANIES (the Fund may hold up to 10% of its total as-






--------------------------------------------------------------------------------
10 Prudential High Yield Fund, Inc.                        [LOGO] (800) 225-1852
sets in such securities, which entail duplicate management and advisory fees to shareholders); LENDS ITS SECURITIES to others (the Fund can lend its portfolio securities in any amount to brokers, dealers and financial institutions, provided that such loans are callable at any time by the Fund, and are at all times secured by cash or equivalent collateral); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indices, performance of the Fund can deviate from performance of the indices.This chart outlines the key risks and potential rewards of the Fund's principal and other investments. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.


  INVESTMENT TYPE
  % OF FUND'S TOTAL ASSETS     RISKS

  HIGH YIELD DEBT
  SECURITIES
  (JUNK BONDS)

  UP TO 100%


[GRAPHIC OMITTED] High credit risk--the risk that the borrower can't pay back the money borrowed or make interest payments (particularly high for junk bonds)

[GRAPHIC OMITTED] High market risk--the risk that the obligations may lose value because interest rates change or there is a lack of confidence in the borrower

[GRAPHIC OMITTED] May be more illiquid (harder to value and sell), in which case valuation would depend more on investment adviser's judgment than is generally the case with higher-rated securities



                   POTENTIAL REWARDS
[GRAPHIC OMITTED]  May offer higher interest income than higher-quality debt securities


--------------------------------------------------------------------------------
                                                                              11

How The Fund Invests


 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL ASSETS              RISKS                                                          POTENTIAL REWARDS
FOREIGN SECURITIES  [GRAPHIC OMITTED]  Foreign markets, economies and political     [GRAPHIC OMITTED] Investors can participate in
UP TO 20%                              systems may not be as stable as those                          the growth of foreign markets
                                       in the U.S., particularly those in                             and companies operating in
                                       developing countries                                           those markets

                    [GRAPHIC OMITTED]  Currency risk -- changing values of          [GRAPHIC OMITTED] Opportunities for
                                       foreign currencies                                             diversification

                    [GRAPHIC OMITTED]  May be less liquid than U.S. stocks                            Changing value of foreign
                                       and bonds                                                      currencies

                    [GRAPHIC OMITTED]  Differences in foreign laws, accounting standards, public information, custody
                                       and settlement practices

                    [GRAPHIC OMITTED]  Euro conversion risk -- if European
                                       countries' conversion to "euro"
                                       currency is difficult or has adverse
                                       tax or accounting consequences, the
                                       Fund may be negatively impacted

                   [GRAPHIC OMITTED]   Year 2000 conversion may be more of a
                                       problem for some foreign issuers

------------------------------------------------------------------------------------------------------------------------------------

  U.S. GOVERNMENT  [GRAPHIC OMITTED]   Limits potential for capital                [GRAPHIC OMITTED] Regular interest income
  SECURITIES OR                        appreciation
  HIGH-QUALITY                                                                     [GRAPHIC OMITTED] Generally more secure than
  BANK OR CORPORATE                    Credit risk                                                   lower-quality debt securities
  OBLIGATIONS                                                                                        and stock and equity securities

  UP TO 20%; UP TO 100%                Market Risk
  ON A TEMPORARY BASIS

 -----------------------------------------------------------------------------------------------------------------------------------

  ILLIQUID         [GRAPHIC OMITTED]   May be difficult to value precisely          [GRAPHIC OMITTED]  May offer a more attractive
  SECURITIES       [GRAPHIC OMITTED    May be difficult to sell at the time or                         yield or potential for growth
                                       price desired                                                   than more widely traded
  UP TO 15%                                                                                            securities
  OF NET ASSETS

 -----------------------------------------------------------------------------------------------------------------------------------

  DISTRESSED       [GRAPHIC OMITTED]  Equity securities could lose value            [GRAPHIC OMITTED] May offer greater capital
  SECURITIES                                                                                          appreciation and a higher rate
                                                                                                      of return if companies fulfill
  UP TO 10%        [GRAPHIC OMITTED]  High credit risk                                                their anticipated potential

                   [GRAPHIC OMITTED]  High market risk

                   [GRAPHIC OMITTED]  More likely to default, especially
                                      during economic downturns

 -----------------------------------------------------------------------------------------------------------------------------------

12 Prudential High Yield Fund, Inc.                        [LOGO] (800) 225-1852

How The Fund Invests

 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL ASSETS            RISKS                                          POTENTIAL REWARDS
DISTRESSED         [GRAPHIC OMITTED] Illiquidity
SECURITIES
(CONT'D)           [GRAPHIC OMITTED] Subject to greater volatility than
                                     securities of more stable companies

                   [GRAPHIC OMITTED] To the extent Fund invests in bankrupt
                                     companies, may subject Fund to litigation risks and costs

-----------------------------------------------------------------------------------------------------------------------------------

DERIVATIVES        [GRAPHIC OMITTED] Derivatives such as futures and options may    [GRAPHIC OMITTED]  The Fund could make money and
                                     not fully offset the underlying positions                         protect against losses if the
PERCENTAGE                           and this could result in losses to the                            investment analysis proves
VARIES                               Fund that would not have otherwise occurred                       correct


                   [GRAPHIC OMITTED] Derivatives used for risk management may not   [GRAPHIC OMITTED]  Derivatives that involve
                                     have the intended effects and may result in                       leverage could generate
                                     losses or missed opportunities                                    substantial gains at low
                                                                                                       cost

                   [GRAPHIC OMITTED] The other party to a derivatives contract      [GRAPHIC OMITTED]  One way to manage the Fund's
                                     could default                                                     risk/return balance is to
                                                                                                       lock in the value of an
                                                                                                       investment ahead of time

                   [GRAPHIC OMITTED] Derivatives that involve leverage (borrowing for investment) could magnify losses

                   [GRAPHIC OMITTED] Certain types of derivatives involve costs to the Fund that can reduce returns

-----------------------------------------------------------------------------------------------------------------------------------

ZERO COUPON BONDS,  [GRAPHIC OMITTED] Typically subject to greater volatility       [GRAPHIC OMITTED]  Value rises when interest
PIK AND DEFERRED                      and less liquidity in adverse markets than                       rates fall
PAYMENT SECURITIES                    other debt securities

PERCENTAGE VARIES   [GRAPHIC OMITTED] See credit risk

                    [GRAPHIC OMITTED] See market risk

-----------------------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS [GRAPHIC OMITTED] See credit risk                               [GRAPHIC OMITTED]  May offer the right to
AND ASSIGNMENTS     [GRAPHIC OMITTED] See market risk                                                  receive principal, interest
                                                                                                       and fees without as much risk
                                                                                                       as a lender

PERCENTAGE VARIES   [GRAPHIC OMITTED] In participations, the Fund has no rights against borrower in the event borrower does
                                      not repay the loan
-----------------------------------------------------------------------------------------------------------------------------------

How The Fund Is Managed

FUND MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


     Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended December 31, 1998, the Fund paid PIFM management fees of .41% of the Fund's average net assets.

     As of January 31, 1999, PIFM served as the Manager to all 46 of the Prudential mutual funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $71.7 billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.

PORTFOLIO MANAGERS


Prudential Investments' fixed-income group is organized by teams that specialize by sector. The Fixed Income Investment Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio managers, GEORGE EDWARDS, CFA, and KENDALL C. PETERSON, CFA, contribute bottom-up securities selection within those guidelines and are responsible for the day-to-day management of the Fund.


   George Edwards, a Managing Director of Prudential Investments, heads up Prudential's High Yield group. He has served as a portfolio manager since 1985 and has co-managed the Fund since March 1998. George earned a B.A. from Hamilton College and an M.B.A. from Temple University. He was awarded the Chartered Financial Analyst (CFA) designation.

   Ken Peterson, a Vice President of Prudential Investments, has been a member of the High Yield team since 1994. He joined Prudential in


--------------------------------------------------------------------------------
14 Prudential High Yield Fund, Inc.                        [LOGO] (800) 225-1852

How The Fund Is Managed


1985, has served as a portfolio manager since 1995 and has co-managed the Fund since March 1998. Ken earned a B.S. from USMA at West Point and a Masters in Management from Northwestern University. He was awarded the Chartered Financial Analyst (CFA) designation.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 under the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive and have received since early 1998 satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.



--------------------------------------------------------------------------------
                                                                              15

How The Fund Is Managed

   Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Fund.



--------------------------------------------------------------------------------
16 Prudential High Yield Fund, Inc.                        [LOGO] (800) 225-1852

Fund Distributions and Tax Issues

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund pays DIVIDENDS of ordinary income and distributes LONG-TERM CAPITAL GAINS, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account. Dividends and distributions from, and gain from the sale of stock of, the Fund may also be subject to state income tax in the state in which you reside.
     Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.


     The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund pays DIVIDENDS out of any net investment income plus short-term capital gains to shareholders, every month. For example, if the Fund owns an ACME Corp. bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether they are reinvested in the Fund or not.
     The Fund also distributes LONG-TERM CAPITAL GAINS to shareholders (typically once a year). Long-term capital gains are generated when the Fund sells assets that it held for more than 12 months, for a profit. For an individual, the maximum long-term capital gains rate is 20%.
     For your convenience, dividends and distributions of capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check instead of purchasing more shares of the Fund. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


--------------------------------------------------------------------------------
                                                                              17

Fund Distributions and Tax Issues


TAX ISSUES
FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.
     Fund distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.



--------------------------------------------------------------------------------
18 Prudential High Yield Fund, Inc.                        [LOGO] (800) 225-1852

Fund Distributions and Tax Issues


IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon after received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts--available to certain taxpayers beginning in 1998--contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.


--------------------------------------------------------------------------------
                                CAPITAL GAIN
                                (taxes owed)
  RECEIPTS
                                OR
  FROM
  SALE                          CAPITAL LOSS
                                (offset against gain)
--------------------------------------------------------------------------------


IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified tax-deferred plan or account. For individuals, the maximum capital gains tax rate is 20% for shares held for more than twelve months. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.
     Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "tax-


--------------------------------------------------------------------------------
                                                                              19

Fund Distributions and Tax Issues


able event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains which are subject to the taxes described above.
     Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.




--------------------------------------------------------------------------------
20 Prudential High Yield Fund, Inc.                        [LOGO] (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Fund


HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:


      PRUDENTIAL MUTUAL FUNDS SERVICES LLC
      ATTN: INVESTMENT SERVICES
      P.O. BOX 15020
      NEW BRUNSWICK, NJ 08906-5020

     To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.


STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
     Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.


--------------------------------------------------------------------------------
                                                                              21

How to Buy, Sell and
Exchange Shares of the Fund


When choosing a share class, you should consider the following:

     [GRAPHIC OMITTED] The amount of your investment;

     [GRAPHIC OMITTED] The length of time you expect to hold the shares and the impact of the varying distribution fees;

     [GRAPHIC OMITTED] The different sales charges that apply to each share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower front-end sales charge and low CDSC;

     [GRAPHIC OMITTED] Whether you qualify for any reduction or waiver of sales charges;

     [GRAPHIC OMITTED] The fact that Class B shares automatically convert to
                       Class A shares approximately seven years after purchase; and
     [GRAPHIC OMITTED] Whether you qualify to purchase Class Z shares. See "How to Sell Your Shares" for a description of the impact of CDSCs.

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22 Prudential High Yield Fund, Inc.                        [LOGO] (800) 225-1852

How to Buy , Sell and
Exchange Shares of the Fund


SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

-------------------------------------------------------------------------------
                                       CLASS A       CLASS B          CLASS C         CLASS Z
  Minimum purchase amount1              $1,000        $1,000             $5,000          None
  Minimum amount for
   subsequent purchases1                  $100          $100               $100          None
  Maximum initial sales charge           4% of          None             1% of           None
                                    the public                      the public
                                offering price                   offering price
  Contingent Deferred Sales
   Charge (CDSC)2                         None If sold during:            1% on          None
                                                    Year 1 5%         sales made
                                                    Year 2 4%          within 18
                                                    Year 3 3%          months of
                                                    Year 4 2%           purchase
                                                 Year 5/6  1%
                                                    Year 7 0%
  Annual distribution and           .30 of 1%       .75 of 1%                 1%         None
   service fees (12b-1) (shown     (.25 of 1%                        (.75 of 1%
   as a percentage of average       currently)                        currently)
   net assets)3

1 THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "STEP 4: ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."

2 FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT DEFERRED SALEs CHARGES (CDSC)." CLASS C SHARES BOUGHT BEFORE NOVEMBER 2, 1998 HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.

3 THESE DISTRIBUTION FEES ARE PAID FROM THE FUND'S ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .25 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE) AND IS .75 OF 1% FOR CLASS B AND 1% FOR CLASS C SHARES.

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.


-------------------------------------------------------------------------------
                                                                              23

How to Buy , Sell and
Exchange Shares of the Fund


     INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.



                               SALES CHARGE      SALES CHARGE
                                  AS % OF           AS % OF          DEALER
  AMOUNT OF PURCHASE          OFFERING PRICE    AMOUNT INVESTED    REALLOWANCE
  Less than $50,000                4.00%             4.17%            3.75%
  $50,000 to $99,999               3.50%             3.63%            3.25%
  $100,000 to $249,999             2.75%             2.83%            2.50%
  $250,000 to $499,999             2.00%             2.04%            1.90%
  $500,000 to $999,999             1.50%             1.52%            1.40%
  $1 million and above*             None              None             None

* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

     To satisfy the purchase amounts above, you can:

     [GRAPHIC OMITTED] Invest with an eligible group of related investors;

     [GRAPHIC OMITTED] Buy the Class A shares of two or more Prudential mutual funds at the same time;

     [GRAPHIC OMITTED] Use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation); or

    [GRAPHIC OMITTED]  Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

BENEFIT PLANS. Benefit Plans can avoid Class A's initial sales charge if the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential mutual funds (excluding money market funds other than those acquired under the exchange privilege) or 250 eligible employees or participants. For these purposes, a Benefit Plan is a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan, under Sections 457 and 403(b)(7) of the Internal Revenue Code, a "rabbi" trust or a nonqualified deferred compensation plan sponsored by an employer that has a tax-quali-



--------------------------------------------------------------------------------
24 Prudential High Yield Fund, Inc.                        [LOGO] (800) 225-1852

How to Buy , Sell and
Exchange Shares of the Fund

fied benefit plan with Prudential. Class A shares may also be purchased without a sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.

     Certain Prudential retirement programs and investment-only programs--such as PruArray Association Benefit Plans and PruArray Savings Programs--may also be exempt from Class A's sales charge. For more information, see the SAI or contact your financial adviser. In addition, waivers are also available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     [GRAPHIC OMITTED] Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades and charges its clients a management consulting or other fee for its services; and

    [GRAPHIC OMITTED] Mutual fund "supermarket" programs, where the sponsor links its customers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

OTHER TYPES OF INVESTORS. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, Prudential Mutual Funds, the subadvisers of the Prudential Mutual Funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
BENEFIT PLANS. Benefit Plans (as defined above) may purchase Class C shares without paying an initial sales charge. Class C shares may also be purchased without an initial sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.


PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived for purchases of Class C shares by both qualified and nonqualified retirement and



--------------------------------------------------------------------------------
                                                                              25

How to Buy , Sell and
Exchange Shares of the Fund


deferred compensation plans participating in a PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services.

INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must:

     [GRAPHIC OMITTED] Purchase your shares through an account at Prudential
                       Securities;

     [GRAPHIC OMITTED] Purchase your shares through an ADVANTAGE Account or an
                       Investor Account with Pruco Securities Corporation; or

     [GRAPHIC OMITTED] Purchase your shares through other brokers.


     This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers to be appropriate.

QUALIFYING FOR CLASS Z SHARES
Class Z shares of the Fund can be purchased by any of the following:


     [GRAPHIC OMITTED] Any Benefit Plan as defined above, and certain nonqualified plans, provided the Benefit Plan--in combination with other plans sponsored by the same employer or group of related employers--has at least $50 million in defined contribution assets;

    [GRAPHIC OMITTED]  Participants in any fee-based program or trust program sponsored by Prudential or an affiliate which includes mutual funds as investment options and the Fund as an available option;

     [GRAPHIC OMITTED] Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option;

     [GRAPHIC OMITTED] Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services, and, as of September 20, 1996, were either Class Z shareholders of the Prudential Mutual Funds or executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds;


--------------------------------------------------------------------------------
26 Prudential High Yield Fund, Inc.                        [LOGO] (800) 225-1852

How to Buy , Sell and
Exchange Shares of the Fund


     [GRAPHIC OMITTED] The Prudential Securities Cash Balance Pension Plan, an
                       employee- defined benefit plan sponsored by Prudential Securities;

     [GRAPHIC OMITTED] Current and former Directors/Trustees of the Prudential
                       Mutual Funds (including the Fund);

     [GRAPHIC OMITTED] Employees of Prudential or Prudential Securities who
                       participate in a Prudential-sponsored employee savings plan; and

     [GRAPHIC OMITTED] Prudential and its affiliates with an investment of
                       $10 million or more.

     In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
     When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY


The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV is determined by a simple calculation--it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities)



--------------------------------------------------------------------------------
                                                                              27

How to Buy , Sell and
Exchange Shares of the Fund


is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

     We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

--------------------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
--------------------------------------------------------------------------------


WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any


--------------------------------------------------------------------------------
28 Prudential High Yield Fund, Inc.                        [LOGO] (800) 225-1852

How to Buy , Sell and
Exchange Shares of the Fund


sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends:

     PRUDENTIAL MUTUAL FUND SERVICES LLC
     ATTN: ACCOUNT MAINTENANCE
     P.O. BOX 15015
     NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain im-


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                                                                              29

How to Buy , Sell and
Exchange Shares of the Fund


portant financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable
CDSC). If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day.
Otherwise, contact:

     PRUDENTIAL MUTUAL FUND SERVICES LLC
     ATTN: REDEMPTION SERVICES
     P.O. BOX 15010
     NEW BRUNSWICK, NJ 08906-5010

     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid the delay if you purchase shares by wire, certified check, or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."



--------------------------------------------------------------------------------
30 Prudential High Yield Fund, Inc.                        [LOGO] (800) 225-1852

How to Buy , Sell and
Exchange Shares of the Fund




     If you are selling more than $50,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business or a trust and if you hold your shares directly with the Transfer Agent, you may have to have the signature on your sell order guaranteed by a financial institution. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGES (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

     [GRAPHIC OMITTED] Amounts representing shares you purchased with reinvested dividends and distributions;

     [GRAPHIC OMITTED] Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares (five years for Class B shares purchased before January 22, 1990) and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998); and

     [GRAPHIC OMITTED] Amounts representing the cost of shares held beyond the
                       CDSC period (six years for Class B shares and 18 months for Class C shares).

     Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
     Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (or one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original


--------------------------------------------------------------------------------
                                                                              31

How to Buy , Sell and
Exchange Shares of the Fund


purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
     The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

     [GRAPHIC OMITTED] After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability;

     [GRAPHIC OMITTED] To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or
                       Section 403(b) custodial account; or

     [GRAPHIC OMITTED] On certain sales from a Systematic Withdrawal Plan.

     For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in the PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services. The CDSC will also be waived on redemptions sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account (a group annuity insurance product sponsored by Prudential), The Guaranteed Insulated Separate Account (a separate account offered by Prudential), and shares of The Stable Value Fund (an unaffiliated bank collective fund).

OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative or recordkeeping services.




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32 Prudential High Yield Fund, Inc.                        [LOGO] (800) 225-1852

How to Buy , Sell and
Exchange Shares of the Fund




REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.


SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.



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                                                                              33

How to Buy , Sell and
Exchange Shares of the Fund


HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

     PRUDENTIAL MUTUAL FUND SERVICES LLC
     ATTN:  EXCHANGE PROCESSING
     P.O. BOX 15010
     NEW BRUNSWICK, NJ  08906-5010


     There is no sales charge for exchanges. If, however, you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.
     Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
     If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares that are not subject to a CDSC for Class A ahares. We make such exchanges on a quarterly basis, if you qualify for this



--------------------------------------------------------------------------------
34 Prudential High Yield Fund, Inc.                        [LOGO] (800) 225-1852

How to Buy , Sell and
Exchange Shares of the Fund



exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes, but the opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled accounts. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.




--------------------------------------------------------------------------------
                                                                              35

Financial Highlights


The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

    Review each chart with the financial statements and auditor's report, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES

The financial highlights for the five years ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.

  CLASS A SHARES  (FISCAL YEARS ENDED 12-31)
  PER SHARE OPERATING PERFORMANCE                        1998       1997         1996          1995        1994
-----------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR                      $8.65      $8.39        $8.19        $7.68       $8.70
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                     .76        .73          .75          .81         .80
  Net realized and unrealized gain (loss) on
    investment and foreign currency transactions           (.76)        .30          .22          .53      (1.00)
  TOTAL FROM INVESTMENT OPERATIONS                           --        1.03          .97         1.34       (.20)
------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income                     (.76)       (.73)        (.75)        (.81)      (.80)
  Distributions in excess of
    net investment income                                  (.01)       (.04)        (.02)        (.02)      (.02)
  TOTAL DISTRIBUTIONS                                      (.77)       (.77)        (.77)        (.83)      (.82)
  NET ASSET VALUE, END OF YEAR                            $7.88       $8.65        $8.39        $8.19      $7.68
  TOTAL RETURN1                                           (0.13%)     12.81%       12.60%       18.17%    (2.35%)

RATIOS/SUPPLEMENTAL DATA                                   1998         1997         1996         1995       1994
  NET ASSETS, END OF YEAR (000)                      $1,677,605   $1,730,473   $1,564,429   $1,336,354   $161,435
  Average net assets (000)                           $1,712,531   $1,635,480   $1,385,143   $1,056,555   $165,517
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees                   0.67%          .69%         .72%        .75%       .78%
  Expenses, excluding distribution fees                   0.52%          .54%         .57%        .60%       .63%
  Net investment income                                   9.04%         8.59%        9.20%      10.13%      9.86%
  Portfolio turnover rate                                  103%          113%          89%         78%        74%

1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.



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36 Prudential High Yield Fund, Inc.                        [LOGO] (800) 225-1852

Financial Highlights


CLASS B SHARES

The financial highlights for the five years ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.


  CLASS B SHARES  (FISCAL YEARS ENDED 12-31)
  PER SHARE OPERATING PERFORMANCE                    1998         1997          1996          1995         1994
------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR                $8.63        $8.38         $8.18         $7.67        $8.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                               .71          .68           .71           .76          .76
  Net realized and unrealized gain (loss) on
    investment and foreign currency transactions     (.76)         .29           .22           .53        (1.00)
  TOTAL FROM INVESTMENT OPERATIONS                   (.05)         .97           .93          1.29         (.24)
--------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (.71)        (.68)         (.71)         (.76)         (.76)
  Distributions in excess of
    net investment income                            (.01)        (.04)         (.02)         (.02)         (.02)
  TOTAL DISTRIBUTIONS                                (.72)        (.72)         (.73)         (.78)         (.78)
  NET ASSET VALUE, END OF YEAR                      $7.86        $8.63         $8.38         $8.18         $7.67
  TOTAL RETURN1                                    (0.70%)      12.07%        11.97%        17.49%       (2.92%)

  RATIOS/SUPPLEMENTAL DATA                           1998         1997          1996          1995          1994
  NET ASSETS, END OF YEAR (000)                $2,381,793   $2,640,491    $2,596,207    $2,730,903    $3,311,323
  Average net assets (000)                     $2,557,252   $2,589,122    $2,652,883    $2,725,385    $3,566,709
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees             1.27%        1.29%         1.32%         1.35%         1.38%
  Expenses, excluding distribution fees             0.52%         .54%          .57%          .60%          .63%
  Net investment income                             8.41%        7.99%         8.62%         9.56%         9.28%
  Portfolio turnover rate                            103%         113%           89%           78%           74%

1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.

--------------------------------------------------------------------------------
                                                                              37

Financial Highlights


CLASS C SHARES

The financial highlights for the four years ended December 31, 1998, and the period from August 1, 1994 through December 31, 1994, were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.

  CLASS C SHARES  (FISCAL YEARS ENDED 12-31)
  PER SHARE OPERATING PERFORMANCE                       1998         1997         1996        1995   1994 1
---------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR                   $8.63        $8.38        $8.18       $7.67   $8.05
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  .71          .68          .71         .76     .32
  Net realized and unrealized gain (loss) on
    investment and foreign currency transactions        (.76)         .29          .22         .53    (.37)
  TOTAL FROM INVESTMENT OPERATIONS                      (.05)         .97          .93        1.29    (.05)
---------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income                  (.71)        (.68)        (.71)       (.76)   (.32)
  Distributions in excess of
    net investment income                               (.01)        (.04)        (.02)       (.02)    (.01)
  TOTAL DISTRIBUTIONS                                   (.72)        (.72)        (.73)       (.78)    (.33)
  NET ASSET VALUE, END OF YEAR                         $7.86        $8.63        $8.38       $8.18    $7.67
  TOTAL RETURN2                                       (0.70%)       12.07%       11.97%      17.49%  (0.79%)

  RATIOS/SUPPLEMENTAL DATA                              1998          1997         1996        1995    1994
  NET ASSETS, END OF PERIOD (000)                    $83,687       $55,879      $43,374     $24,021  $4,860
  Average net assets (000)                           $67,296       $45,032      $28,647     $12,063   $2,840
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees                1.27%         1.29%        1.32%       1.35%   1.48% 3
  Expenses, excluding distribution fees                0.52%          .54%         .57%        .60%    .73% 3
  Net investment income                                8.49%         7.99%        8.60%       9.49%   9.80% 3
  Portfolio turnover rate                               103%          113%          89%         78%    74%

1 FOR THE PERIOD FROM AUGUST 1, 1994 (WHEN CLASS C SHARES WERE FIRST OFFERED)
  THROUGH DECEMBER 31, 1994.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS,
  BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.
3 ANNUALIZED.




--------------------------------------------------------------------------------
38 Prudential High Yield Fund, Inc.                        [LOGO] (800) 225-1852

Financial Highlights


CLASS Z SHARES

The financial highlights for the two years ended December 31, 1998, and for the period from March 1, 1996 through December 31, 1996, were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

  CLASS Z SHARES  (FISCAL YEARS ENDED 12-31)
  PER SHARE OPERATING PERFORMANCE                         1998      1997      19961
--------------------------------------------------------------------------------------------------

  NET ASSET VALUE, BEGINNING OF PERIOD                   $8.65     $8.39      $8.34
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                    .76       .74        .63
  Net realized and unrealized gain (loss) on
    investment and foreign currency transactions          (.75)      .30        .07
  TOTAL FROM INVESTMENT OPERATIONS                         .01      1.04        .70
---------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income                     .76)     (.74)      (.63)
  Distributions in excess of
    net investment income                                 (.02)     (.04)      (.02)
  TOTAL DISTRIBUTIONS                                     (.78)     (.78)      (.65)
  NET ASSET VALUE, END OF YEAR                           $7.88     $8.65      $8.39
  TOTAL RETURN2                                             0%    12.96%      8.77%

  RATIOS/SUPPLEMENTAL DATA                                1998      1997       1996
  NET ASSETS, END OF PERIOD (000)                      $65,068   $41,625    $31,748
  Average net assets (000)                             $57,453   $35,808    $28,978
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees                  0.52%      .54%     .57% 3
  Expenses, excluding distribution fees                  0.52%      .54%     .57% 3
  Net investment income                                  9.23%     8.74%    9.31% 3
  Portfolio turnover                                      103%      113%      89%

1 INFORMATION SHOWN IS FOR THE PERIOD FROM MARCH 1, 1996 (WHEN CLASS Z SHARES
  WERE FIRST OFFERED) THROUGH DECEMBER 31, 1996.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS.
  IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.
3 ANNUALIZED.


--------------------------------------------------------------------------------
                                                                              39

The Prudential Mutual Fund Family


Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Distressed Securities
   Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
   PRUDENTIAL SMALL-CAP INDEX FUND
   PRUDENTIAL STOCK INDEX FUND
The Prudential Investment
   Portfolios, Inc.
   PRUDENTIAL JENNISON GROWTH FUND
   PRUDENTIAL JENNISON GROWTH
    & INCOME FUND
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum
   Fund, Inc.
Prudential Small Company Value
   Fund, Inc.
Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
   NICHOLAS-APPLEGATE GROWTH
      EQUITY FUND

ASSET ALLOCATION/BALANCED FUNDS
Prudential Balanced Fund
Prudential Diversified Funds
   CONSERVATIVE GROWTH FUND
   MODERATE GROWTH FUND
   HIGH GROWTH FUND
The Prudential Investment
   Portfolios, Inc.
   PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS
GLOBAL STOCK FUNDS
Prudential Developing Markets Fund
   PRUDENTIAL DEVELOPING MARKETS
   EQUITY FUND
   PRUDENTIAL LATIN AMERICA EQUITY FUND
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
   PRUDENTIAL EUROPE INDEX FUND
   PRUDENTIAL PACIFIC INDEX FUND
Prudential Natural Resources
   Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   GLOBAL SERIES
   INTERNATIONAL STOCK SERIES
Global Utility Fund, Inc.

GLOBAL BOND FUNDS
Prudential Global Limited Maturity
   Fund, Inc.
   LIMITED MATURITY PORTFOLIO
Prudential Intermediate Global
   Income Fund, Inc.
Prudential International Bond
   Fund, Inc.
The Global Total Return Fund, Inc.



--------------------------------------------------------------------------------
40 Prudential High Yield Fund, Inc.                        [LOGO] (800) 225-1852

BOND FUNDS
TAXABLE BOND FUNDS
Prudential Diversified Bond Fund, Inc.
Prudential Government Income
   Fund, Inc.
Prudential Government Securities Trust
   SHORT-INTERMEDIATE TERM SERIES
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return
   Fund, Inc.
Prudential Index Series Fund
   PRUDENTIAL BOND MARKET INDEX
Prudential Structured Maturity
   Fund, Inc.
   INCOME PORTFOLIO

TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
   CALIFORNIA SERIES
   CALIFORNIA INCOME SERIES
Prudential Municipal Bond Fund
   HIGH INCOME SERIES
   INSURED SERIES
Prudential Municipal Series Fund
   FLORIDA SERIES
   MASSACHUSETTS SERIES
   NEW JERSEY SERIES
   NEW YORK SERIES
   NORTH CAROLINA SERIES
   OHIO SERIES
   PENNSYLVANIA SERIES
Prudential National Municipals
   Fund, Inc.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
   LIQUID ASSETS FUND
   NATIONAL MONEY MARKET FUND
Prudential Government Securities Trust
   MONEY MARKET SERIES
   U.S. TREASURY MONEY MARKET SERIES
Prudential Special Money Market
   Fund, Inc.
   MONEY MARKET SERIES
Prudential MoneyMart Assets, Inc.

TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
   CALIFORNIA MONEY MARKET SERIES
Prudential Municipal Series Fund
   CONNECTICUT MONEY MARKET SERIES
   MASSACHUSETTS MONEY MARKET SERIES
   NEW JERSEY MONEY MARKET SERIES
   NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity
   Portfolio, Inc.
   INSTITUTIONAL MONEY MARKET SERIES


--------------------------------------------------------------------------------
                                                                              41

Appendix A

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS
     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
     BAA: Bonds which are rated Baa are to be considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

--------------------------------------------------------------------------------
A-1 Prudential High Yield Fund, Inc.                       [LOGO] (800) 225-1852

Appendix A

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.
     CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
     CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

SHORT-TERM DEBT RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.
     PRIME-L: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
     [GRAPHIC OMITTED] Leading market positions in well-established industries.

     [GRAPHIC OMITTED] High rates of return on funds employed.

     [GRAPHIC OMITTED] Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     [GRAPHIC OMITTED] Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     [GRAPHIC OMITTED] Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


--------------------------------------------------------------------------------
                                                                             A-2

Appendix A

     STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS
     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     BB, B, CCC AND CC: Obligations rated BB, B, CCC and CC are regarded as having significant speculative characteristics, BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.
     A-L: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-l.

DUFF & PHELPS CREDIT RATING CO.

LONG-TERM DEBT AND PREFERRED STOCK RATINGS

     AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


--------------------------------------------------------------------------------
A-3 Prudential High Yield Fund, Inc.                       [LOGO] (800) 225-1852

Appendix A


     AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.
     A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
     BBB: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.
     BB: Below investment-grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.
     B: Below investment-grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.
     Duff & Phelps refines each generic rating classification from AA through B with a "+" or a "-".
     CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, or with unfavorable company developments.

SHORT-TERM DEBT RATINGS
     DUFF 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
     DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
     DUFF 1-: High certainty of timely payment, Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.
     DUFF 2: Good certainty of timely payment. Liquidity factors and Company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk favors are small.

--------------------------------------------------------------------------------
                                                                             A-4

FOR MORE INFORMATION:
Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ  08906-5005
(800) 225-1852
(732) 417-7555
   (if calling collect from outside the U.S.)


--------------------------------------------------------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT
   SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ  08906-5035
(800) 778-8769


--------------------------------------------------------------------------------
Visit Prudential's Web Site At:
HTTP://WWW.PRUDENTIAL.COM


--------------------------------------------------------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:
STATEMENT OF ADDITIONAL
   INFORMATION (SAI)
   (incorporated by reference into
   this prospectus)
ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)
SEMI-ANNUAL REPORT



You can also obtain copies of Fund
documents from the Securities and
Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
   (The SEC charges a fee to copy
   documents.)

In Person:
Public Reference Room in
Washington, DC
   (For hours of operation, call
   1(800) SEC-0330)

Via the Internet:
http://www.sec.gov


--------------------------------------------------------------------------------
CUSIP Numbers:
Class A:  74435F-10-6
Class B:  74435F-20-5
Class C:  74435F-30-4
Class Z:  74435F-40-3
Investment Company Act File No:
811-2896



MF110A                                     [Logo] Printed on Recycled Paper

                       PRUDENTIAL HIGH YIELD FUND, INC.

                      Statement of Additional Information

                                 March 3, 1999

     Prudential High Yield Fund, Inc. (the Fund), is an open-end diversified management investment company whose primary investment objective is to maximize current income. The Fund seeks to achieve its primary objective through investment in a diversified portfolio of high yield fixed-income securities. Capital appreciation is a secondary investment objective which will only be sought when consistent with the primary objective. The securities sought by the Fund will generally be rated in the medium to lower categories by recognized rating services (Baa or lower by Moody's Investors Service or BBB or lower by Standard & Poor's Ratings Group or comparably rated by any other Nationally Recognized Statistical Rating Organization) or non-rated securities of comparable quality. There can be no assurance that the Fund's investment objectives will be achieved. See "Description of the Fund, its Investments and Risks."

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated March 3, 1999, a copy of which may be obtained from the Fund upon request.



                               TABLE OF CONTENTS




                                                                 PAGE
                                                                ------
Fund History ................................................   B-2
Description of the Fund, its Investments and Risks ..........   B-2
Investment Restrictions .....................................   B-13
Management of the Fund ......................................   B-14
Control Persons and Principal Holders of Securities .........   B-17
Investment Advisory and Other Services ......................   B-18
Brokerage Allocation and Other Practices ....................   B-21
Capital Shares, Other Securities and Organization ...........   B-22
Purchase, Redemption and Pricing of Fund Shares .............   B-23
Shareholder Investment Account ..............................   B-32
Net Asset Value .............................................   B-36
Taxes, Dividends and Distributions ..........................   B-37
Performance Information .....................................   B-39
Financial Statements ........................................   B-41
Report of Independent Accountants ...........................   B-67
Appendix I-General Investment Information ...................   I-1
Appendix II-Historical Performance Data .....................   II-1
Appendix III-Information Relating to Prudential .............   III-1


================================================================================
MF110B

                                  FUND HISTORY

     The Fund was incorporated in Maryland on January 5, 1979.


               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS


(A) CLASSIFICATION. The Fund is a diversified, open-end management investment company.


(B) AND (C) INVESTMENT STRATEGIES, POLICIES AND RISKS The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities which in the opinion of the Fund's investment adviser do not subject a fund investing in such securities to unreasonable risks. As a secondary investment objective, the Fund will seek capital appreciation but only when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund's portfolio or from a general lowering of interest rates, or a combination of both. Conversely, capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both. The achievement of the Fund's objectives will depend upon the investment adviser's analytical and portfolio management skills. There can be no assurance that these objectives will be achieved and you could lose money.


FIXED-INCOME SECURITIES

     The higher yields sought by the Fund are generally obtainable from fixed-income securities rated in the lower categories by recognized rating services. Accordingly, consistent with its primary objective, under normal conditions, the Fund will invest at least 80% of the value of the Fund's total assets in medium to lower rated fixed-income securities, including at least 65% in lower rated fixed-income securities. However, when prevailing economic conditions cause a narrowing of the spreads between the yields derived from medium to lower rated or comparable non-rated securities and those derived from higher rated issues, the Fund may invest in higher rated fixed-income securities which provide similar yields but have less risk. In addition, the Fund may be forced to buy higher rated, lower yielding securities, which would decrease the Fund's return, if issuers redeem their high yield securities at a higher than expected rate.

     Medium to lower rated fixed-income securities are securities rated Baa or lower by Moody's Investors Service (Moody's) or BBB or lower by Standard & Poor's Rating Group (Standard & Poor's), or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO). Changes in economic or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments in bonds rated Baa or lower or BBB or lower than is the case with higher grade bonds. Corporate bonds which are rated Baa by Moody's are described by Moody's as being investment grade, but are also characterized as having speculative characteristics. Corporate bonds rated below Baa by Moody's and BBB by Standard & Poor's are considered speculative. Such high yield securities are commonly known as junk bonds. The Fund will invest in securities rated below B by both Moody's and Standard & Poor's only if the investment adviser determines that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such lower ratings. Medium to lower-rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of the other issuers. Since medium to lower rated securities generally involve greater risk of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings and in comparable non-rated securities. See "Risk Related to Investing in High Yield Securities" below.

     The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. A description of corporate bond ratings is contained in Appendix A to the Prospectus. Ratings of fixed-income securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Therefore, the investment adviser will also consider, among other things, the financial history and condition, the prospectus and the management of an issuer in selecting securities for the Fund's portfolio. Since some issuers do not seek ratings for their securities, non-rated securities will also be considered for investment by the Fund only when the investment adviser believes that the financial condition of the issuers of such securities and/or the protection afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objectives and policies.

     Certain of the high yield fixed-income securities in which the Fund may invest may be purchased at a market discount. The Fund does not intend to hold such securities until maturity unless current yields on these securities remain attractive. Capital losses may be recognized when securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be recognized for federal income tax purposes on the retirement of such securities or may be recognized upon the sale of securities.


RISK RELATING TO INVESTING IN HIGH YIELD SECURITIES

     Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or similar unrated (I.E., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. The achievement of its investment objective may be more dependent on the investment adviser's own credit analysis than is the case for higher quality bonds. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

     Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value
(NAV). Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater.

     In addition to the risk of default, there are the related costs of recovery on defaulted issues. The investment adviser will attempt to reduce these risks through diversification of the portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.


     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value.


SECURITIES OF FOREIGN ISSUERS

     The Fund may invest up to 20% of its total assets in United States currency denominated fixed-income issues of foreign governments and other foreign issuers, and preferred stock.

     The Fund believes that in many instances such foreign fixed-income securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Many of these investments currently enjoy increased liquidity, although, under certain market conditions, such securities may be less liquid than the securities of United States corporations, and are certainly less liquid than securities issued or guaranteed by the United States Government, its instrumentalities or agencies.

     Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. Foreign countries may impose taxes on income on foreign investments. These risks include political or economic instability in the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the United States Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation or diplomatic developments that could affect investment in those countries. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

     The Fund may also invest up to 10% of its total assets in foreign currency denominated debt securities of foreign or domestic issuers; however, the Fund will not engage in such investment activity unless it has been first authorized to do so by its Board of Directors. In addition to the risks listed in the preceding paragraph with respect to fixed-income securities of foreign issuers, foreign currency denominated securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between various currencies. It may not be possible to hedge against the risks of currency fluctuations.

RISK FACTORS AND SPECIAL CONSIDERATION OF INVESTING IN EURO-DENOMINATED
   SECURITIES


     Effective January 1, 1999, the 11 member states of the European Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist with each member state's currency. Beginning January 1, 2002, the euro is expected to become the sole currency of the member states. During the transition period, the Fund will treat the euro as a separate currency from that of any member state.

     The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. In addition, the transition of member states' currency into the euro will eliminate the currency risk among the member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

     The introduction of the euro is expected to affect derivative and other financial contracts in which the Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions, such as day-count fractions or settlement dates, applicable to underlying instruments may be changed to conform to the conventions applicable to the euro currency.

     The overall impact of the transition of member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, all of which will impact the Fund's investments.

     The Fund's Manager is taking steps: (a) that it believes will reasonably address euro-related changes to enable the Fund to process transactions accurately and completely with minimal disruption to business activities and (b) to obtain reasonable assurances that appropriate steps are being taken by each of the Fund's other service providers.

ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES

     The Fund may invest in zero coupon, pay-in-kind and deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received income annually, notwithstanding that cash may not be received currently.

     There are certain risks related to investing in zero coupon, pay-in-kind and deferred payment securities. These securities generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to such securities.

DISTRESSED SECURITIES

     The Fund may invest in non-fixed-income equity securities, such as securities of financially troubled or bankrupt companies (financially troubled issuers) and in equity securities of companies, that in the view of the Subadviser are currently undervalued, out-of-favor or price depressed relative to their long-term potential for growth and income (operationally troubled issuers) (collectively with financially troubled issuers referred to as distressed securities). Equity securities include common stocks, preferred stocks and warrants. The Fund will limit its investments in such securities to no more than 10% of its total assets. To the extent the Fund invests in equity securities, there will be a diminution in the Fund's overall yield.

RISKS RELATING TO INVESTING IN DISTRESSED SECURITIES
     Distressed securities involve a high degree of credit and market risk and are subject to greater credit and market risk and price volatility than the securities in which the Fund generally invests. Although the Fund would invest in select companies that in the view of its investment adviser have the potential over the long term for capital growth, there can be no assurance that such financially or operationally troubled companies can be successfully transformed into profitable operating companies. There is a possibility that the Fund may incur substantial or total losses on its investments. During economic downturn or recession, securities of financially troubled issuers are more likely to go into default than are securities of other issuers. In addition, it may be difficult to obtain information about financially and operationally troubled issuers.

     Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. In addition, it is anticipated that many of the Fund's portfolio investments may not be widely traded and that the Fund's position in such securities may be substantial relative to the market for such securities. As a result, the Fund may experience delays and incur losses and other costs in connection with the sale of its portfolio securities.

     Distressed securities which the Fund may purchase may also include securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings. To the extent the Fund invests in such securities, it may have a more active participation in the affairs of issuers than is generally assumed by an investor. This may subject the Fund to litigation risks and costs or prevent the Fund from disposing of securities.



HEDGING AND RETURN ENHANCEMENT STRATEGIES


     The Fund may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return, but not for speculation. The Fund, and thus the investor, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of futures contracts and options thereon (including interest rate futures contracts and options thereon). The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objectives and policies.

FUTURES CONTRACTS

     The Fund may enter into futures contracts for the purchase or sale of debt securities and financial indices (collectively, interest rate futures contracts) in accordance with the Fund's investment objectives. A purchase of a futures contract (or a long futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A sale of a futures contract (or a short futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Fund is required to deposit cash or other liquid assets with a futures commission merchant or in a segregated account representing between approximately 11|M/2% to 5% of the contract amount, called initial margin. Thereafter, the futures contract will be valued daily and the payment in cash of maintenance or variation margin may be required, resulting in the Fund paying or receiving cash that reflects any decline or increase in the contract's value, a process known as marking-to-market.

     Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be cash settled. In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a closing transaction.

     Although futures prices themselves have the potential to be extremely volatile, in the case of any strategy involving interest rate futures contracts and options thereon when the Subadviser's expectations are not met, assuming proper adherence to the segregation requirement, the volatility of the Fund as a whole should be no greater than if the same strategy had been pursued in the cash market.

     Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

     Pursuant to the requirements of the Commodity Exchange Act, as amended (the Commodity Exchange Act), all futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counterparty risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS
     CFTC LIMITS. In accordance with Commodity Futures Trading Commission
(CFTC) regulations, the Fund is not permitted to purchase or sell interest rate futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on a Fund's existing futures and premiums paid for options on futures exceed 5% of the liquidation value of such Fund's total assets (the 5% CFTC limit). This restriction does not apply to the purchase and sale of interest rate futures contracts and options thereon for bona fide hedging purposes.
     SEGREGATION REQUIREMENTS. To the extent the Fund enters into futures contracts, it is required by the Commission to maintain a segregated asset account sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid assets in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.
     With respect to options on futures, there are no segregation requirements for options that are purchased and owned by the Fund. However, written options, since they involve potential obligations of the Fund, may require segregation of Fund assets if the options are not covered as described below under "Options on Futures Contracts." If the Fund writes a call option that is not covered, it must segregate for the term of the options cash or other liquid assets equal to the fluctuating value of the optioned futures. If the Fund writes a put option that is not covered, the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin segregated by the Fund with respect to such option).

USES OF INTEREST RATE FUTURES CONTRACTS
     Interest rate futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.
     POSITION HEDGING. The Fund might sell interest rate futures contracts to protect the Fund against a rise in interest rates that would be expected to decrease the value of debt securities that the Fund holds. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have closely correlated or are expected to closely correlate to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Fund to maintain a defensive position without having to sell portfolio securities. If in fact interest rates decline rather than rise, the value of the futures contract will fall but the value of the bonds should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the bond position and correlate precisely with the bond positions, there should be no loss or gain with a rise (or fall) in interest rates. However, if only 50% of the bond position is hedged with futures, then the value of the remaining 50% of the bond position would be subject to change because of interest rate fluctuations. Whether the bond positions and futures contracts correlate precisely is a significant risk factor.
     ANTICIPATORY POSITION HEDGING. Similarly, when it is expected that interest rates may decline and the Fund intends to acquire debt securities, the Fund might purchase interest rate futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that would be purchased, the Fund could take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund could make the intended purchases of the debt securities in the cash market and concurrently liquidate the futures positions.

     RISK MANAGEMENT AND RETURN ENHANCEMENT. The Fund might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.
     The Fund might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.

OPTIONS ON FUTURES CONTRACTS
     The Fund may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (I.E., sell) covered put and call options on futures contracts that are traded on commodity and futures exchanges.
     If the Fund purchased an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.
     Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is out of the money and will not be exercised. The Fund, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Fund will have a loss in the amount of the balance less the premium it was paid for writing the option.
     When the Fund writes a put or call option on a futures contracts, the option must either be covered or, to the extent not covered, will be subject to segregation requirements. The Fund will be considered covered with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the covered option. A Fund will be considered covered with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the covered option.
     To the extent the Fund is not covered as described above with respect to written options, it will segregate for the term of the option, cash or other liquid assets as described above under "Limitations on the Purchase and Sale of Futures Contracts and Related Options-Segregation Requirements."

USES OF OPTIONS ON FUTURES CONTRACTS
     Options on interest rate futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.
     POSITION HEDGING. The Fund may purchase put options on interest rate or currency futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates.
     ANTICIPATORY HEDGING. The Fund may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund might intend to acquire as a result of declining interest rates.
     Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of debt securities the Fund might intend to acquire. If the futures price at expiration of the option is above the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund might intend to acquire.
     Whether options on interest rate futures contracts are subject to or exempt from the 5% CFTC limit depends on whether the purposes of the options constitutes a bona fide hedge.
     RISK MANAGEMENT AND RETURN ENHANCEMENT. Writing a put option that does not relate to securities the Fund intends to acquire would be a return enhancement strategy that would result in a loss if interest rates rise.
     Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund would retain the full amount of the option premium, thus increasing the income of the Fund. If the futures price when the option is exercised is above the exercise price, however, the Fund would sell the underlying securities that were the cover for the contract and incur a gain or loss depending on the cost basis for the underlying asset.
     Writing a covered call option, as in any return enhancement strategy, can also be considered a partial hedge against a decrease in the value of a Fund's portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the Fund's debt securities.


     RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

     Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time, and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to
maintain   cover  or  to  segregate   securities  in  connection   with  hedging
transactions.

     The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the market prices of the securities of a diversified portfolio will tend to move in the same direction as the prices of futures contracts.

     If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (or currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities (or currencies) rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful transaction.

     The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in the price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result In a successful hedging transaction.

     Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract Is closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

     Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. The Fund may enter into futures or related options contracts for return enhancement purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for BONE FIDE hedging purchases within the meaning of the regulations of the CFTC.

     In order to determine that the Fund is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (that is, approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund;
(b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

     If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account, cash or liquid assets equal In value (when added to any Initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures portions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge effectively its portfolio.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

     RISK OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying securities.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. As described above, although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.
     Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.
     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


BANK DEBT

     The Fund may invest in bank debt which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (Lenders), including banks. The Fund's investment may be in the form of participations in loans (Participations) or of assignments of all or a portion of loans from third parties (Assignments).

     Participations differ both from the public and private debt securities typically held by the Fund and from Assignments. In Participations, the Fund has a contractual relationship only with the Lender, not with the borrower. As a result, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. In Assignments, by contrast, the Fund acquires direct rights against the borrower, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

     Investments in Participations and Assignments otherwise bear risks common to investing in debt instruments which the Fund is currently authorized to purchase, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Fund may obtain less than the full value for loan interests sold because they are illiquid. The lack of a highly liquid secondary market for loans may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular loans in response to a specific economic event such as deterioration in the creditworthiness of the borrower. In addition to the creditworthiness of the borrower, the Fund's ability to receive payment of principal and interest is also dependent on the creditworthiness of any institution (I.E., the Lender) interposed between the Fund and the borrower.

REPURCHASE AGREEMENTS

     The Fund may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase a security from the Fund at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. The Fund's repurchase agreements will at all times be fully collateralized by U.S. Government obligations in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer the loss.

     The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments Fund Management LLC
(PIFM) pursuant to an order of the Securities and Exchange Commission (Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such other investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities in any amount to brokers, dealers and financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. The advantage of such loans is that the Fund continues to receive the interest and dividends on the loaned securities, while at the same time earning interest on the collateral which will be invested in short-term obligations.

     A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the investment adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

     Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


     From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis-that is, delivery and payment can take place in the future after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value each day. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities, and to facilitate such acquisitions, the Fund will segregate securities having value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other portfolio obligations, incur a gain or loss due to market fluctuation.


ILLIQUID SECURITIES


     The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market (Direct Placement Securities). Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD) The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

     Restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act, and commercial paper that have a readily available market are treated as liquid only when deemed liquid under procedures established by the Directors. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be traded flat (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     The staff of the Commission has taken the position, which the Fund will follow, that purchased OTC options and the assets used as cover for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at its election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination but does allow the Fund to treat the assets used as cover as liquid. See "How the Fund Invests-Additional Strategies-Illiquid Securities" in the Prospectus.



BORROWING

     The Fund will not purchase securities when borrowings exceed 5% of the value of the Fund's total assets.



SEGREGATED ASSETS

     When the Fund is required to segregate assets in connection with certain transactions, it will segregate cash or liquid assets. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily, including foreign securities, high yield fixed-income securities and distressed securities.



(D) TEMPORARY DEFENSIVE STRATEGIES AND SHORT-TERM INVESTMENTS


     When market conditions dictate a more defensive investment strategy, the Fund may invest temporarily without limit in high quality money market instruments, including commercial paper of corporations organized under the laws of any state or political subdivision of the United States, certificates of deposit, bankers' acceptances and other obligations of domestic banks, including foreign branches of such banks, having total assets of at least $1 billion, obligations of foreign banks subject to the limitations set forth in Investment Restriction No. 14 and obligations issued or guaranteed by the United States Government, its instrumentalities or agencies. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund.



(E) PORTFOLIO TURNOVER

     Although the Fund does not intend to engage in substantial short-term trading, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer. It is not anticipated that the Fund's portfolio turnover rate will exceed 150%. Since the Fund's inception, the annual portfolio turnover rate has not exceeded 100%. A portfolio turnover rate of 150% may exceed that of other investment companies with similar objectives. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding securities whose maturities at acquisition were one year or less) by the average monthly value of securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held in the Fund's portfolio were sold and replaced within one year. However, when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than anticipated. A higher rate of turnover results in increased transaction costs to the Fund. For the fiscal years ended December 31, 1997, and 1998, the Fund's portfolio turnover rate was 113% and 103%, respectively.


                            INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

     The Fund may not:

     (1) Invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities).

     (2) Purchase more than 10% of the voting securities of any issuer.

     (3) Invest more than 25% of the market or other fair value of its total assets in the securities of issuers, all of which conduct their principal business activities in the same industry. For purposes of this restriction, gas, electric, water and telephone utilities will each be treated as being a separate industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

     (4) Make short sales of securities.

     (5) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities and the making of margin payments in connection with transactions in financial futures contracts.

     (6) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. Secured borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements and the purchase and sale of securities on a when-issued or delayed delivery basis and engaging in financial futures contracts and related options are not deemed to be the issuance of a senior security or a pledge of assets.

     (7) Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     (8) Purchase or sell real estate or real estate mortgage loans, although it may purchase marketable securities of issuers which engage in real estate operations or securities which are secured by interests in real estate.

     (9) Purchase or sell commodities or commodity futures contracts except financial futures contracts and options thereon.

     (10) Make loans of money or securities, except through the purchase of debt obligations, bank debt (I.E. loan participations), repurchase agreements and loans of securities.

     (11) Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.


     (12) Purchase securities of other investment companies, except in the open market involving only customary brokerage commissions and as a result of which no more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

     (13) Invest for the purpose of exercising control or management of another company.

     (14) Invest more than 20% of the market or other fair value of its total assets in United States currency denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than United States dollars.
The Fund will not engage in investment activity in non-U.S. dollar denominated issues without first obtaining authorization to do so from its Board of Directors. See "Description of the Fund, its Investments and Risks -Investment Strategies, Policies and Risks-Securities of Foreign Issuers."



     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.


                            MANAGEMENT OF THE FUND





      NAME, ADDRESS**         POSITION(S) HELD                        PRINCIPAL OCCUPATIONS
          AND AGE              WITH THE FUND                           DURING PAST 5 YEARS
---------------------------   ------------------   ----------------------------------------------------------
Edward D. Beach (74)          Director            President and Director of BMC Fund, Inc., a closed-end
                                                   investment company; previously Vice Chairman of
                                                   Broyhill Furniture Industries, Inc.; Certified Public
                                                   Accountant; Secretary and Treasurer of Broyhill Family
                                                   Foundation, Inc.; Member of the Board of Trustees of
                                                   Mars Hill College; Director of The High Yield Income
                                                   Fund, Inc.

Eugene C. Dorsey (72)         Director            Retired President, Chief Executive Officer and Trustee of
                                                   the Gannett Foundation (now Freedom Forum); former
                                                   Publisher of four Gannett newspapers and Vice
                                                   President of Gannett Company; past Chairman of
                                                   Independent Sector (national coalition of philanthropic
                                                   organizations); former Chairman of the American
                                                   Council for the Arts; Director of the Advisory Board of
                                                   Chase Manhattan Bank of Rochester, The High Yield
                                                   Income Fund, Inc. and First Financial Fund, Inc.

Delayne Dedrick Gold (60)     Director            Marketing and Management Consultant. Director of The
                                                   High Yield Income Fund, Inc.

*Robert F. Gunia (52)         Director and        Vice President, The Prudential Insurance Company of
                              Vice President       America (Prudential) (since September 1997); Executive
                                                   Vice President and Treasurer, Prudential Investments
                                                   Fund Management LLC (PIFM) (since December 1996);
                                                   Senior Vice President (since March 1987) of Prudential
                                                   Securities Incorporated (Prudential Securities); formerly
                                                   Chief Administrative Officer (July 1990-September
                                                   1996), Director (January 1989-September 1996),
                                                   Executive Vice President, Treasurer and Chief Financial
                                                   Officer (June 1987-December 1996) of Prudential
                                                   Mutual Fund Management, Inc.; Vice President and
                                                   Director of The Asia Pacific Fund, Inc. (since May 1989);
                                                   Director of The High Yield Income Fund, Inc.

       NAME, ADDRESS**          POSITION(S) HELD                         PRINCIPAL OCCUPATIONS
           AND AGE               WITH THE FUND                            DURING PAST 5 YEARS
-----------------------------   ------------------   ------------------------------------------------------------
*Mendel A. Melzer, CFA (38)     Director            Chief Investment Officer (since October 1996) of Prudential
751 Broad Street                                     Investments; formerly Chief Financial Officer of
Newark, NJ                                           Prudential Investments (November 1995-September
                                                     1996), Senior Vice President and Chief Financial
                                                     Officer of Prudential Preferred Financial Services
                                                     (April 1993-November 1995), Managing Director of
                                                     Prudential Investment Advisors (April 1991-April
                                                     1993) and Senior Vice President of Prudential
                                                     Capital Corporation (July 1989-April 1991);
                                                     Chairman and Director of Prudential Series Fund,
                                                     Inc.; Director of The High Yield Income Fund, Inc.

Thomas T. Mooney (57)           Director            President of the Greater Rochester Metro Chamber of
                                                     Commerce; formerly Rochester City Manager; Trustee of
                                                     Center for Governmental Research, Inc.; Director of
                                                     Monroe County Water Authority, Rochester Jobs, Inc.,
                                                     Blue Cross of Rochester, The Business Council of New
                                                     York State, Executive Service Corps of Rochester,
                                                     Monroe County Industrial Development Corporation,
                                                     Northeast Midwest Institute and The High Yield Income
                                                     Fund, Inc., President, Director and Treasurer of First
                                                     Financial Fund, Inc. and The High Yield Plus Fund, Inc.

Thomas H. O'Brien (74)          Director            President of O'Brien Associates (Financial and
                                                     Management Consultants) (since April 1984); formerly
                                                     President of Jamaica Water Securities Corp. (holding
                                                     company) (February 1989-August 1990); Chairman of
                                                     the Board and Chief Executive Officer (September
                                                     1987-February 1989) of Jamaica Water Supply Company
                                                     and Director (September 1987-August 1990); Director
                                                     and President of Winthrop Regional Health Systems,
                                                     Inc, and United Presbyterian Homes; Director of
                                                     Ridgewood Savings Bank and The High Yield Income
                                                     Fund, Inc; Trustee of Hofstra University.

Richard A. Redeker (55)         Director            Formerly President, Chief Executive Officer and Director
                                                     (October 1993-September 1996), Prudential Mutual
                                                     Fund Management, Inc., Executive Vice President,
                                                     Director and Member of the Operating Committee
                                                     (October 1993-September 1996) of Prudential
                                                     Securities, Director (October 1993-September 1996) of
                                                     Prudential Securities Group, Inc. (PSG), Executive Vice
                                                     President, The Prudential Investment Corporation
                                                     (January 1994-September 1996); Director (January
                                                     1994-September 1996) of Prudential Mutual Fund
                                                     Distributors, Inc. and Prudential Mutual Fund Services
                                                     Inc., and Senior Executive Vice President and Director of
                                                     Kemper Financial Services, Inc. (September 1978-
                                                     September 1993); Director of The High Yield Income
                                                     Fund, Inc.

      NAME, ADDRESS**        POSITION(S) HELD                        PRINCIPAL OCCUPATIONS
          AND AGE             WITH THE FUND                           DURING PAST 5 YEARS
--------------------------   ------------------   -----------------------------------------------------------
*Brian M. Storms (44)        President and        President (since October 1998) of Prudential Investments;
                             Director             President (September 1996-October 1998) of Prudential
                                                  Mutual Funds. Annuities and Investment Management
                                                  Services; Managing Director (July 1991-September
                                                  1996) of Fidelity Investment Institutional Services
                                                  Company, Inc.; President (October 1989-September
                                                  1991) of J.K. Schofield; Senior Vice President
                                                  (September 1982-October 1989) of INVEST Financial
                                                  Corporation.

Nancy H. Teeters (68)        Director             Economist; formerly Vice President and Chief Economist of
                                                  International Business Machines Corporation (March
                                                  1986-June 1990); Director of Inland Steel Industries
                                                  (since July 1991), and The High Yield Income Fund, Inc.

Louis A. Weil, III (57)      Director             Chairman (since January 1999), President and Chief
                                                  Executive Officer (since January 1996) and Director
                                                  (since September 1991) of Central Newspapers, Inc.;
                                                  Chairman of The Board (since January 1996), Publisher
                                                  and Chief Executive Officer of Phoenix Newspapers, Inc.
                                                  (August 1991-December 1995); Director of Central
                                                  Newspapers, Inc. (since September 1991); formerly,
                                                  Publisher of Time Magazine (May 1989-March 1991),
                                                  President, Publisher and Chief Executive Officer of The
                                                  Detroit News (February 1986-August 1989) and member
                                                  of the Advisory Board, Chase Manhattan
                                                  Bank-Westchester; Director of The High Yield Income
                                                  Fund, Inc.

Grace C. Torres (39)         Treasurer and        First Vice President (since December 1996) of PIFM; First
                             Principal            Vice President (since March 1994) of Prudential
                             Financial and        Securities, formerly First Vice President (March
                             Accounting           1994-September 1996) of Prudential Mutual Fund
                             Officer              Management, Inc. and Vice President (July 1989-March
                                                  1994) of Bankers Trust Corporation.

Stephen M. Ungerman (45)     Assistant            Tax Director of Prudential Investments and the Private
                             Treasurer            Asset Group of Prudential (since March 1996); formerly,
                                                  First Vice President of Prudential Mutual Fund
                                                  Management, Inc. (February 1993-September 1996) and
                                                  Senior Tax Manager of Price Waterhouse (1981-January
                                                  1993).

Deborah A. Docs (41)         Secretary            Vice President (since December 1996) of PIFM; Vice
                                                  President and Associate General Counsel (June 1991-
                                                  September 1996) of PMF; Vice President and Associate
                                                  General Counsel of Prudential Securities (since
                                                  December 1996).


-----------
 * "Interested" director, as defined in the Investment Company Act by reason of his affiliation with Prudential Securities, Prudential or PIFM.

** Unless otherwise indicated, the address of the Directors and Officers is c/o
   Prudential Investments Fund Management, LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077


     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services, LLC.


     The officers conduct and supervise the daily business operations of the Fund, while the directors, in addition to their functions set forth under "Investment Advisory and Other Services-Manager and Investment Adviser" and "-Principal Underwriter, Distributor and Rule 12b-1 Plans," review such actions and decide on general policy.

     The Fund currently pays each of its directors who is not an affiliated person of PIFM or The Prudential Investment Corporation (PIC) annual compensation of $4,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.

     Directors may receive their Director's fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Director's fees, together with interest thereon, is a general obligation of the Fund.


     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach, Dorsey and O'Brien are scheduled to retire on December 31, 1999.


     Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1998 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998.



                              COMPENSATION TABLE




                                                                    PENSION OR
                                                                    RETIREMENT
                                                    AGGREGATE    BENEFITS ACCRUED
                                                  COMPENSATION    AS PART OF FUND
NAME AND POSITION                                   FROM FUND        EXPENSES
------------------------------------------------ -------------- ------------------
Edward D. Beach-Director                         $4,500               None
Eugene C. Dorsey-Director**                      $4,500               None
Delayne Dedrick Gold-Director                    $4,500               None
Robert F. Gunia-Director and Vice President(1)        -                 -
Mendel A. Melzer, CFA-Director(1)                     -                 -
Thomas T. Mooney-Director**                      $4,500               None
Thomas H. O'Brien-Director                       $4,500               None
Richard A. Redeker-Director                           -               None
Brian M. Storms-Director and President(1)             -
Nancy H. Teeters-Director                        $4,500               None
Louis A. Weil, III-Director                      $4,500                 -



                                                                                TOTAL
                                                                            COMPENSATION
                                                                              FROM FUND
                                                  ESTIMATED ANNUAL            AND FUND
                                                    BENEFITS UPON           COMPLEX PAID
NAME AND POSITION                                    RETIREMENT             TO DIRECTORS
------------------------------------------------ ------------------ ----------------------------
Edward D. Beach-Director                                N/A           $ 135,000(44/71)*
Eugene C. Dorsey-Director**                             N/A           70,000(17/46)*
Delayne Dedrick Gold-Director                           N/A          135,000(44/71)*
Robert F. Gunia-Director and Vice President(1)           -          -
Mendel A. Melzer, CFA-Director(1)                        -          -
Thomas T. Mooney-Director**                             N/A          115,000(35/70)*
Thomas H. O'Brien-Director                              N/A           45,000(12/30)*
Richard A. Redeker-Director                             N/A         -
Brian M. Storms-Director and President(1)                           -
Nancy H. Teeters-Director                               N/A           90,000(26/47)*
Louis A. Weil, III-Director                              -            90,000(30/54)*


-----------
 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Directors who are "interested" do not receive compensation from the Fund complex (including the Fund).


** Total compensation from all of the funds in the Fund complex for the calendar year ended December 31, 1998, includes amounts deferred at the election of Directors under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $85,445 and $119,740 for Messrs. Dorsey and Mooney, respectively.



              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or CDSC to a limited group of investors.


     As of February 5, 1999, the directors and officers of the Fund, as a group, owned less than 1% of each Class of the outstanding common stock of the Fund.

     As of February 5, 1999, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were:
Independent Trust Corp. Trustee, FBO Cooper Linse Acct. A, Attn: Gary Bertacchi, 15255 S 94th Ave, Suite 303, Orland Park, IL 60462, who held 13,454,594 Class A shares of the Fund (5.8% of the outstanding Class A shares); Pru Defined Contributions SVCS, FBO Pru-Non-Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic, PA 18507, who held

495,984 Class Z shares of the Fund (6.0% of the outstanding Class Z shares); and Prudential Trust Company, FBO Pru-DC Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic, PA 18507, who held 440,161 Class Z shares of the Fund (5.3% of the outstanding Class Z shares).

     As of February 5, 1999, Prudential Securities was the record holder for other beneficial owners of 86,750,327 Class A shares (or 37.6% of the outstanding Class A shares), 157,411,175 Class B shares (or 51.4% of the outstanding Class B shares) 5,954,910 Class C shares (or 51.9% of the outstanding Class C shares) and 1,427,844 Class Z shares (or 17.3% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.



                     INVESTMENT ADVISORY AND OTHER SERVICES


(A) MANAGER AND INVESTMENT ADVISER


     The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to substantially all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed" in the Prospectus. As of January 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $71.7 billion. According to the Investment Company Institute, as of November 30, 1998, Prudential Mutual Funds were the 18th largest family of mutual funds in the United States. According to data provided by Lipper Analytical Services, Inc., the Fund is among the oldest and largest U.S. mutual funds in the high current yield category of taxable fixed-income funds.

     PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) a wholly owned subsidiary of Prudential serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


     Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $250 million, .475 of 1% of the next $500 million, .45 of 1% of the next $750 million, .425 of 1% of the next $500 million, .40 of 1% of the next $500 million, .375 of 1% of the next $500 million and .35 of 1% over $3 billion of the Fund's average daily net assets. The fee is computed daily and payable monthly.


     PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return.


     In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

     (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

     (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

     (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI, the Subadviser or the investment adviser), pursuant to the subadvisory agreement between PIFM and the Subadviser (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, and paying the fees and expenses of notice filings made in accordance with state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

     The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.


     For the fiscal years ended December 31, 1996, 1997 and 1998 the Fund paid PIFM a management fee of $16,817,042, $17,569,047 and $17,880,859, respectively.


     PIFM has entered into the Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. Investment advisory services are provided to the Fund by a business group of the Subadviser, known as Prudential Investments.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS


     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 acts as the distributor of the shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities), was the Fund's distributor. PIMS and Prudential Securities are subsidiaries of Prudential.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, B and C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement. None of the Class Z distribution expenses are reimbursed or paid for by the Fund. See "How the Fund is Managed-Distributor" in the Prospectus.


     The expenses incurred under the Plans include commissions and account servicing fees paid to or on account of brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares including lease, utility, communications and sales promotion expenses. The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%, The Distributor has contractually limited its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1999.

     For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities received payments of approximately $1,472,221 and $1,096,575, respectively, under the Class A Plan. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities also received approximately $926,100 and $732,800, respectively, in initial sales charges.

     CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee for providing personal service and/or maintaining shareholder accounts and (2) up to
 .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge. The Distributor has contractually limited its distribution-related fees payable with respect to the Class C shares of the Fund to no more than .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending December 31, 1999.

     CLASS B PLAN. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities received $10,796,181 and $8,383,206, respectively, from the Fund under the Class B Plan and spent approximately $11,641,947 and $9,165,553, respectively, in distributing the Fund's Class B shares. It is estimated that of the amount spent, approximately 0%, 0% ($0, $746) was spent on printing and mailing of prospectuses to other than current shareholders; 20.6%, 24.0% ($2,401,232, $2,201,421) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 44.4%, 33.5% ($9,240,715, $6,963,386) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (23.9%, 17.9% or $4,977,850, $3,729,748) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (20.5%, 86.7% or $4,262,865, $3,233,638). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges (CDSC)" in the Prospectus. For the fiscal year ended December 31, 1998, the Distributor and
Prudential Securities received approximately $2,275,400 and $1,375,800, respectively, in contingent deferred sales charges attributable to Class B shares.



     CLASS C PLAN. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities received $312,245 and $192,474, respectively, under the Class C Plan and spent approximately $528,254 and $225,703, respectively, in distributing Class C shares. It is estimated that of the amount spent, approximately 0%, 0% ($0, $72) was spent on printing and mailing of prospectuses to other than current shareholders: 2.0%, 3.4% ($10,528, $7,673) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 68.7%, 28.9% ($517,726, $217,958) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (40.3%, 20.6% or $304,076, $155,203) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (28.3%, 8.3% or $213,650, $62,755).

     The Distributor (and Prudential Securities as its predecessor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "How to Buy, Sell and Exchange Shares of the Fund-How to Sell Your Shares-Contingent Deferred Sales Charges (CDSC)" in the Prospectus. For the year ended December 31, 1998, the Distributor and Prudential Securities received approximately $46,900 and $0, respectively, in contingent deferred sales charges and $43,800 and $0, respectively, in initial sales charges with respect to sales of Class C shares.

     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


                                    * * *


     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or on any agreement related to the Plans (Rule 12b-1 Directors) cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities law.


     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.



(C) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a Monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage stationary, printing, allocable communication expenses and other costs.


     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.



                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the "Subadviser." In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which will provide the most favorable total cost or proceeds reasonably obtainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining most favorable price and efficient execution, the Manager will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers, other than Prudential Securities (or any affiliate), in order to secure research and investment services described above, subject to the primary consideration of obtaining the most favorable price and efficient execution in the circumstances and subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors.

     The securities purchased by the Fund are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with the Distributor or any affiliate in any transaction in which the Distributor or any affiliate acts as principal. Thus, it will not deal with the Distributor acting as market maker, and it will not execute a negotiated trade with the Distributor if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

     Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter, except in accordance with rules of the Commission. The Fund may not participate in any transaction where Prudential Securities (or any affiliate) is acting as principal, nor may the Fund deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal or market maker, except as may be permitted by the Commission. These limitations, in the opinion of the Manager, will not significantly affect the Fund's ability to pursue its investment objective. However, the Fund may be at a disadvantage because of these limitations in comparison to other funds not subject to such limitations.


     Subject to the above considerations, the Manager may use Prudential Securities as a broker for the Fund. In order for Prudential Securities or any affiliate to effect any portfolio transactions for the Fund, the commissions, fees and other remuneration received by Prudential Securities or any affiliate must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Prudential Securities or any affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities or any affiliate are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities or any afffiliate are also subject to such fiduciary standards as may be imposed upon Prudential Securities or such affiliate by applicable law.

     The Fund paid no brokerage commissions to Prudential Securities for the fiscal years ended December 31, 1996, 1997, and 1998.


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Fund is authorized to issue 3 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A. Class B, Class C and Class Z common stock. Of the authorized shares of common stock of the Fund, 750 million shares consist of Class A common stock. 750 million shares consist of Class B common stock 750 million shares consist of Class C common stock and 750 million shares consist of Class Z common stock. Each class of common stock of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests on any other class. (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature, and Class Z shares are not currently offered for sale to investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences privileges, limitations and voting and dividend rights as the Board may determine.

     The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.


                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


     Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A or Class C shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors at NAV. See "How to Buy, Sell and Exchange Shares of the Fund-How to Buy Shares of the Fund" in the Prospectus.

     Each class represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. See "Investment Advisory and Other Services-Principal Underwriter, Distributor and Rule 12b-1 Plans." and "Shareholder Investment Account-Exchange Privilege."

     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division. Attention: Prudential High Yield Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

     If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential High Yield Fund, Inc. Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES


     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund,

(b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.


SPECIMEN PRICE MAKE-UP

     Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 4%, and Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares of the Fund are sold at NAV. Using the Fund's NAV at December 31, 1998, the maximum offering price of the Fund's shares is as follows:



    CLASS A
    Net asset value and redemption price per Class A share .................   $ 7.88
                                                                               ------
    Maximum sales charge (4% of offering price) ............................     .33
                                                                               ------
    Offering price to public ...............................................   $ 8.21
                                                                               ======
    CLASS B
    Net asset value, offering price and redemption price per Class B share*    $ 7.86
                                                                               ======
    CLASS C
    Net asset value and redemption price per Class C share* ................   $ 7.86
                                                                               ------
    Maximum sales charge (1% of offering price) ............................   $  .08
                                                                               ------
    Offering Price to Public ...............................................   $ 7.94
                                                                               ======
    CLASS Z
    Net asset value, offering price and redemption price per Class Z share .   $ 7.88
                                                                               ======


-----------

 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund-How to Sell Your Shares" in the Prospectus.



SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

     If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for more than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, the sales charges and cumulative annual distribution-related fees would be approximately the same for Class A, Class B and Class C shares. However, you should consider purchasing Class B shares over Class A shares or Class C shares because all of your money would be invested initially in the case of Class B shares.

     If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B or Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


     REDUCTION AND WAIVER OF INITIAL SALES CHARGES-CLASS A SHARES

     BENEFIT PLAN. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 403 (b) and 457 of the Internal Revenue Code, "rabbi" trusts and non-qualified deferred compensation plans that are sponsored by any employer that has a tax qualified plan with Prudential (collectively, Benefits Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) of 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.


     PRUDENTIAL RETIREMENT PROGRAMS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential provides administrative or recordkeeping services provided that (1) the plan has at least $1 million in existing assets or 250 eligible employees and (2) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and plans that participate in the PruArray Program (benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan). All Benefit Plans of a company (or affiliated companies under common control) for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold, provided that Prudential has been notified in advance of the entitlement to the waiver of the sales charge based on the aggregated assets. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray Plan (Participating Fund). "Existing assets" also include monies invested in The Guaranteed Investment Account (GIA) a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account offered by Prudential and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (1) the purchase is made with the proceeds of a redemption from either GIA or SVF and (2) Class A shares are an investment option of the plan.


     PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Plan provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (1) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (2) maintain their accounts with the Transfer Agent.

     PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (1) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (2) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

     SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV all subsequent purchases will be made at NAV.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV through the Distribution or the Transfer Agent, by:

     o   officers of the Prudential Mutual Funds (including the Fund).

     o employees of the Distributor, Prudential Securities. PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent.


     o employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer.

     o Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries.

     o registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer.


     o investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
        (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of Benefit Plans. (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase.

     o investors in Individual Retirement Accounts, provided the purchase is made in a direct rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution.


     o orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g., mutual fund "wrap" or asset allocation programs), and


   o orders placed by clients of broker dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").


     For an investor to obtain any reduction or waiver of the initial sales charges at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.


     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund-How to Buy Shares-Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

     o  an individual;

     o  the individual's spouse, their children and their parents;

     o  the individual's and spouse's Individual Retirement Account (IRA);

     o any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     o a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;


     o a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

     o one or more employee benefit plans of a company controlled by an individual.


     In addition, an eligible group of related Fund Investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


     The Transfer Agent, Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through your broker. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.


     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other
Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen month period, a special number of eligible employees or participants (Participant Letter of Intent).

     For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities or its affiliates, and through your broker will not be aggregated to determine the reduced sales charge.


     A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant
Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen month period. Each investment made during the period, in the case of an Investment Letter of Intent will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at NAV. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal, except in the case of retirement and group plans.

     The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not oblige the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.


CLASS B SHARES


     The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer of the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charges" below.

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.


CLASS C SHARES

     The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.


WAIVER OF INITIAL SALES CHARGE-CLASS C SHARES

     BENEFIT PLANS. Class C shares may be purchased at NAV, without payment of an initial sales charge, by Benefit Plans (as defined above). In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential. Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans). Class C shares may be purchased at NAV by participants at NAV by participants who are repaying the loans made from such plans to the participant.

     PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived with respect to purchase of Class C shares by qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services.

     INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation (Prusec); and
(iii) investors purchasing shares though other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.


CLASS Z SHARES

     Class Z shares of the Fund currently are available for purchase by the following categories of investors:

     o  pension, profit-sharing or other employee benefit plans qualified under
        Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;

     o participants in any fee-based program sponsored by an affiliate which includes mutual funds as investment options and for which the Fund is an available option;

     o certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by affiliate for whom Class Z shares of the Prudential Mutual Funds are an available option;

     o Benefit Plans for which an affiliate provides administrative or recordkeeping services and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds of (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds;

     o current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund);


     o employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan; and

     o  Prudential with an investment of $10 million or more.

     After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.



SALE OF SHARES


     You can redeem your shares at any time for cash at NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


     If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

     If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your broker.

     SIGNATURE GUARANTEE.  If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

     Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

     REDEMPTION IN KIND. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through The Distributor of your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption . See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of the redemption.


CONTINGENT DEFERRED SALES CHARGES

     Redemptions of Class B shares will be subject to a contingent deferred sales charge of CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchase prior to November 21, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account-Exchange Privilege."

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:



                           CONTINGENT DEFERRED SALES
                            CHARGE AS A PERCENTAGE
   YEAR SINCE PURCHASE      OF DOLLARS INVESTED OR
       PAYMENT MADE           REDEMPTION PROCEEDS
------------------------- --------------------------
  First .................           5.0%
  Second ................           4.0%
  Third .................           3.0%
  Fourth ................           2.0%
  Fifth .................           1.0%
  Sixth .................           1.0%
  Seventh ...............           None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions: then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGES-CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholders or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

     (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement:

     (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 591|M/2, or a periodic distribution based on life expectancy:


     (3) in the case of a Section 403(b) custodial account, a lump-sum or other distribution after attaining age 591|M/2:

     (4) a tax-free return of an excess contribution or plan distribution following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability; and


     (5) Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, The Guaranteed Investment Account, and the Guaranteed Insulated Separate Account or units of the Stable Value Fund.


     The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.


     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

     You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.


     In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.



CATEGORY OF WAIVER                                                    REQUIRED DOCUMENTATION
Death                                                                 A copy of the shareholder's death certificate or,
                                                                      in the case of a trust, a copy of thegrantor's death
                                                                      certificate, plus a copy of the trust agreement identifying the grantor.
Disability-An  individual  will be  considered  disabled  if he or    A copy of the Social Security Administration award letter
she is  unable to engage in any substantial gainful activity by       or a letter from a physician on the physician's letterhead
reason of any medically determinable physical or mental               stating that the shareholder (or, in the case of a trust, the
impairment which can be expected to result in death or to be          grantor) is permanently disabled. The letter must also
of long-continued and indefinite duration.                            indicate the date of disability.

Distribution  from an IRA or 403(b) Custodial Account                 A copy of the distribution form from the custodial firm
                                                                      indicating (i) the date of birth of the shareholder and (ii)
                                                                      that the shareholder is over age 591|M/2 and is taking a
                                                                      normal distribution-signed by the shareholder.

Distribution from Retirement Plan                                     A letter signed by the plan administrator/trustee
                                                                      indicating the reason for the distribution.

Excess Contributions                                                  A letter from the shareholder (for an IRA) or the plan
                                                                      administrator/trustee on company letterhead indicating
                                                                      the amount of the excess and whether or not taxes have
                                                                      been paid.



     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.


     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of our purchase or, for shares purchased prior to March 1, 1998, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.



QUANTITY DISCOUNT-CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

     The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:



                        CONTINGENT DEFERRED SALES CHARGE
                        AS A PERCENTAGE OF DOLLARS INVEST
                             OR REDEMPTION PROCEEDS
                                            -------------------------------------------
YEAR SINCE PURCHASE
 PAYMENT MADE                                $500,000 TO $1 MILLION     OVER $1 MILLION
-----------------------------------------   ------------------------   ----------------
  First .................................              3.0%                   2.0%
  Second ................................              2.0%                   1.0%
  Third .................................              1.0%                     0%
  Fourth and thereafter .................                0%                     0%


     You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE-CLASS C SHARES

     PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account, the Guaranteed insulated Separate Account and units of the Stable Value Fund.

     OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a Dealer not affiliated with Prudential and for whom the Dealer provides administrative or recordkeeping services.


     Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, The Guaranteed Investment Account, The Guaranteed Maturated Separate Account or units of The Stable Value Fund.



CONVERSION FEATURE-CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.


     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and hen held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equal 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during the month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a shares until approximately eight years from purchase. For purpose of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

     AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For the convenience of investors, all dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund at NAV. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent to him or her in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent.

     EXCHANGE PRIVILEGE. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares, respectively, of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


     If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

     If you hold certificates, the certificates, signed in the name(s) show on the face of the certificates, must be returned in order for the shares to be exchanged.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

     CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Structured Maturity Fund and shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

     The following money market funds participate in the Class A exchange privilege:

    Prudential California Municipal Fund
      (California Money Market Series)
     Prudential Government Securities Trust
      (Money Market Series) (Class A Shares)
      (U.S. Treasury Money Market Series) (Class A Shares)
     Prudential Municipal Series Fund
      (Connecticut Money Market Series)
      (Massachusetts Money Market Series)
      (New Jersey Money Market Series)
      (New York Money Market Series)
     Prudential MoneyMart Assets, Inc. (Class A Shares)
     Prudential Tax-Free Money Fund

     CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

     Additional details about the Exchange Privilege for each of the Prudential Mutual Funds are available from the Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty
(60) days' notice, and any fund, including the Fund, or the Distributor has the right to reject any exchange application relating to such Fund's shares.

     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC, held in such a shareholder's account will automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which the Fund is an available option will have their Class A shares if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and to the extent provided for in the program. Class Z shares required through participation in the program) will be exchanged for Class A shares at net asset value.

     Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund including the Fund or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.1

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2


PERIOD OF
MONTHLY INVESTMENTS:           $100,000     $150,000     $200,000    $250,000
--------------------------   ----------   ----------   ----------   ---------
  25 years ...............     $  110       $  165       $  220      $  275
  20 years ...............        176          264          352         440
  15 years ...............        296          444          592         740
  10 years ...............        555          833        1,110       1,388
  5 years ................      1,371        2,057        2,742       3,428

-----------
  1 Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board.

  2 The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


AUTOMATIC INVESTMENT PLAN (AIP)

     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.


SYSTEMATIC WITHDRAWAL PLAN


     A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Fund-How to Sell Your Shares-Contingent Deferred Sales Charges
(CDSC)" in the Prospectus.


     In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

     The Transfer Agent, the Distributor or your broker act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals exceed reinvested dividends and distributions, the shareholder's original investment may be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (I) the purchase of Class A and Class C shares and (2) the redemption of Class B or Class C shares. Shareholders should consult their tax advisers regarding the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.


TAX-DEFERRED RETIREMENT PLANS

     Various qualified retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and tax sheltered accounts under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING1



CONTRIBUTIONS       PERSONAL
MADE OVER           SAVINGS         IRA
---------------   -----------   -----------
    10 years       $ 26,165      $ 31,291
    15 years         44,675        58,649
    20 years         68,109        98,846
    25 years         97,780       157,909
    30 years        135,346       244,692


-----------
  1 The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.


MUTUAL FUND PROGRAMS

     From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                NET ASSET VALUE

     The price an investor pays for each share is based on the share value. The Fund's Share value-known as the net asset value per share or NAV-is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 P.M., New York time.


     Under the Investment Company Act, the Board of Directors are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market marker. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Trustees not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The Fund declares dividends on a daily basis in an amount based on actual net investment income determined in accordance with generally accepted accounting principles. A portion of such dividend may also include projected net investment income. Such dividends will be payable monthly in additional shares of the Fund unless otherwise requested by the shareholder.


     Net capital gains, if any, will be distributed at least annually. In determining the amount of capital gains to be distributed, any capital loss carry forwards from prior years will be offset against capital gains. The Fund had a capital loss carry forward for federal income tax purposes at December 31, 1998 of approximately $350,586,300, of which $77,895,200 expires in 1999,
$110,441,500 expires in 2000 and $162,249,600 expires in 2003. Such carryforward is after utilization of approximately $47,342,200 of the net taxable gain realized and recognized during the year ended December 31, 1998. Approximately $155,097,000 of the Fund's capital loss carryforward expired as of December 31, 1998. In addition, the Fund will elect to treat net capital losses of approximately $20,477,600 incurred in the two month period ended December 31, 1998 as having been incurred in the following fiscal year. Accordingly, no capital gains distribution or distribution out of short-term capital gains is expected to be paid to shareholders until net capital gains have been realized in excess of the aggregate of such amounts. Distributions, if any, will be paid in additional Fund shares based on the NAV unless the shareholder elects in writing not less than 5 full business days prior to the record date to receive such distributions in cash.

     The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. Under Subchapter M, the Fund is not subject to federal income taxes on the taxable income it distributes to shareholders, provided that it distributes to shareholders each year at least 90% of its net investment income and net short-term capital gains in excess of net long-term capital losses, if any.

     Qualification as a regulated investment company under the Internal Revenue Code generally requires, among other things, that the Fund (a) derive at least 90% of its annual gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S.
Government securities).

     The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of the Fund's income in compliance with these requirements. As a result, it is anticipated that the Fund will not be subject to the excise tax.

     The Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements. Debt securities acquired by the Fund also may be subject to the market discount rules.

     Distributions of net investment income and realized net short-term capital gains of the Fund are taxable to shareholders of the Fund as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net capital gains (that is, the excess of capital gains from the sale of assets held for more than 12 months over net short-term capital losses), if any, are taxable as long-term capital gains regardless of whether the shareholder received such distribution in additional shares or in cash or of how long shares of the Fund have been held. The maximum long-term capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. Distributions and dividends paid by the Fund generally will not be eligible for the dividends-received deduction for corporate shareholders. Tax-exempt shareholders will not be required to pay taxes on amounts distributed to them.


     Certain financial futures contracts held by the Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Any gain or loss recognized on actual or deemed sales of these financial futures contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund may be required to defer the recognition of losses on financial futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     The Fund's gains and losses on the sale, lapse, or other termination of call options it holds on financial futures contracts will generally be treated as gains and losses from the sale of financial futures contracts. If call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. The Fund may also have short-term gains and losses associated with closing transactions with respect to call options written by the Fund. If call options written by the Fund are exercised, the selling price of the financial futures contract is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of the futures contract depends on the contract's holding period.

     Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the futures contract, bond or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is short-term or long-term capital gain or loss, depending on the holding period of the futures contract, bond or note. However, in certain cases in which the put is not acquired on the same day as the underlying securities identified to be used in the put's exercise, gain on the exercise, sale or disposition of the put is short-term capital gain. If a put is sold prior to exercise, any gain or loss would be capital gain or loss, the character of which would depend on the holding period of the put. If a put expires unexercised, the Fund would realize capital loss, the character of which would depend on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and securities identified to be used in its exercise are acquired on the same day, however, the premium paid for the unexercised put is added to the basis of the identified securities. In certain cases, a put may affect the holding period of the underlying security.

     If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable with respect to the Class B and Class C shares. The per share dividends on Class A will be lower than the per share dividends on Class Z as a result of the distribution related fees applicable to Class A shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares.
See "Net Asset Value."


     Any gain or loss realized upon a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as long-term capital loss if the shares were held for more than 12 months. In the case of an individual, the maximum long-term capital gains rate is 20%. However, any loss realized by a shareholder upon the sale of shares of the Fund held by the shareholder for six months or less will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder.


     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares.

     A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.


     Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced. Distributions from the Fund and gains on sale or exchange of Fund shares may be subject to state and local taxation. Dividends from net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax of 30% (or lower treaty rate).

     The Fund may be subject to state or local tax in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund and sales on Fund shares may differ from federal tax treatment. Distributions to, and sales of Fund shares by, shareholders may be subject to additional state and local taxes.

     Statements as to the tax status of distributions to shareholders of the Fund will be mailed annually. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.


                            PERFORMANCE INFORMATION


     YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. The yield is determined separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the NAV per share on the last day of this period.


     Yield is calculated according to the following formula:


                                     a - b
                           YIELD = 2 [(----  + 1)6-1]
                                        cd

Where: a = dividends and interest earned during the period.
     b = expenses accrued for the period (net of reimbursements).
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d = the maximum offering price per share on the last day of the period.


     The yield for the 30-day period ended December 31, 1998 for the Fund's Class A, Class B, Class C and Class Z shares was 9.81%, 9.61%, 9.52% and 10.39%, respectively.

     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yield for the Fund will vary depending on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of Fund income and expenses.

     The Board of Directors of the Fund has adopted procedures to ensure that the Fund's yield is calculated in accordance with Commission regulations. Under those procedures, limitations may be placed on yield to maturity calculations of particular securities.


     AVERAGE ANNUAL TOTAL RETURN. The Fund may also from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return Summary-Evaluating Performance" in the Prospectus.


     Average annual total return is computed according to the following formula:

                                P(1 + T)n = ERV

Where: P   =  a hypothetical initial payment of $1000.
       T   =  average annual total return.
       n   =  number of years.
       ERV =  Ending Redeemable Value of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Average annual total return assumes reinvestment of all dividends and distributions, takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


     The average annual total return with respect to the Class A shares for the one year, five year and since inception (January 22, 1990) periods ended December 31, 1998 was (4.13)%, 7.04% and 9.94%, respectively. The average annual total return for the Class B shares of the Fund for the one, five and ten year periods ended on December 31, 1998 was (5.70)%, 7.13% and 8.59%, respectively. The average annual total return for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1998 was (2.70)% and 8.57%, respectively. The average annual total return for Class Z shares for the one year and since inception (March 1, 1996) periods ended December 31, 1998 was 0.00% and 7.54%, respectively.

     AGGREGATE TOTAL RETURN. The Fund may from time to time advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return
Summary-Evaluating Performance" in the Prospectus.


     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                    ERV - P
                                         P

     Where: P   = a hypothetical initial payment of $1000.
            ERV = Ending Redeemable Value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


     The aggregate total return with respect to the Class A shares for the one year, five year and since inception (January 22, 1990) periods ended December 31, 1998 was (0.13)%, 46.39% and 142.96%, respectively. The aggregate total return with respect to the Class B shares of the Fund for the one, five and ten year periods ended on December 31, 1998 was (0.70)%, 42.12% and 127.96%, respectively. The aggregate total return for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1998 was (0.70)% and 45.24%, respectively. The aggregate total return for the Class Z shares for the one year and since inception (March 1, 1996) periods ended December 31, 1998 were 0.00% and 22.88%.


PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1998                             PRUDENTIAL HIGH YIELD FUND, INC.
====================================================================================================================================
                                                           MOODY'S                                PRINCIPAL
                                                           RATING         INTEREST    MATURITY      AMOUNT           VALUE
DESCRIPTION                                              (UNAUDITED)        RATE        DATE        (000)          (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--96.6%
CORPORATE BONDS--91.3%
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE--1.2%

BE Aerospace, Inc., Sr. Sub. Notes                         B1                9.50%     11/01/08    $  6,000        $    6,330,000
Compass Aerospace Corp., Sr. Sub. Notes                    B-(a)            10.125      4/15/05       5,750             5,548,750
Sequa Corp., Sr. Sub. Notes                                B1                9.375     12/15/03      34,450            35,655,750
Transdigm, Inc., Sr. Sub. Notes                            B3               10.375     12/01/08       3,500             3,508,750
                                                                                                                   --------------
                                                                                                                       51,043,250
------------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE PARTS--2.4%

Foamex JPS Automotive LLC., Sr. Notes                      B1               11.125      6/15/01      21,700 (d)        22,785,000
Hayes Wheels Int'l., Inc.,
   Sr. Sub. Notes                                          B3               11.00       7/15/06      32,000            35,520,000
   Sr. Sub. Notes                                          B3                9.125      7/15/07       4,875             5,089,688
Paragon Corporate Holdings, Inc., Sr. Notes                B3                9.625      4/01/08       7,500             6,300,000
Standyne Automotive Corp., Sr. Sub. Notes                  B(a)             10.25      12/15/07      10,550            10,550,000
Venture Holdings, Sr. Notes                                B2                9.50       7/01/05      19,500            19,402,500
                                                                                                                   --------------
                                                                                                                       99,647,188
------------------------------------------------------------------------------------------------------------------------------------
BROADCASTING & OTHER MEDIA--7.0%

American Lawyer Media, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 12/15/02)           B3               12.25      12/15/08      10,500             6,510,000
   Sr. Sub. Notes                                          B1                9.75      12/15/07       8,350             8,704,875
AMSC Acquisition, Inc., Sr. Notes                          NR               12.25       4/01/08       9,750             6,045,000
Capstar Radio Broadcasting,
   Sr. Disc. Notes, Zero Coupon (until 2/1/02)             B-(a)            12.75       2/01/09      16,675            13,673,500
   Sr. Sub. Notes                                          B2                9.25       7/01/07      12,000            12,480,000
Chancellor Media Corp.,
   Sr. Notes                                               B+(a)             8.00      11/01/08      19,000            19,142,500
   Sr. Sub. Notes                                          B(a)              9.00      10/01/08      19,250            20,332,812
Globo Communicacoes, Sr. Notes (Brazil)                    B2               10.50      12/20/06       6,000 (i)         3,840,000
Grupo Televisa S.A., Sr. Disc. Notes (Mexico)
   Zero Coupon (until 5/15/01)                             Ba2              13.25       5/15/08      17,500 (i)        12,993,750
Lamar Advertising Co., Sr. Sub. Notes                      B1                9.625     12/01/06       8,500             9,222,500
Liberty Group Publishing, Inc.,
   Sr. Disc. Deb., Zero Coupon (until 2/1/03)              CCC+(a)          11.625      2/01/09      12,150             6,682,500
   Sr. Sub. Notes                                          B3                9.375      2/01/08       8,650             8,477,000
Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon
   (until 3/1/03)                                          B3               10.00       3/01/08      21,000            14,752,500
Mail-Well Corp., Sr. Sub. Notes                            B1                8.75      12/15/08       8,000             8,080,000
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.                              B-41


PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1998                             PRUDENTIAL HIGH YIELD FUND, INC.
====================================================================================================================================
                                                           MOODY'S                                PRINCIPAL
                                                           RATING         INTEREST    MATURITY      AMOUNT           VALUE
DESCRIPTION                                              (UNAUDITED)        RATE        DATE        (000)          (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
BROADCASTING & OTHER MEDIA (CONT'D.)

NTL, Inc.,
   Sr. Notes, Zero Coupon (until 10/1/03)                  B3              12.375%     10/01/08    $  5,750        $    3,593,750
   Sr. Notes, Zero Coupon (until 4/1/03)                   B3               9.75        4/01/08      25,500            15,746,250
Outdoor Systems, Inc., Sr. Sub. Notes                      B1               9.375      10/15/06      18,000            19,440,000
Production Resource LLC., Sr. Sub. Notes                   B-(a)           11.50        1/15/08      15,000            14,700,000
Renaissance Media LLC., Sr. Disc. Notes,
   Zero Coupon (until 4/15/03)                             B3              10.00        4/15/08       5,500             3,712,500
SFX Broadcasting, Inc.,
   Sr. Sub. Notes                                          B3              10.75        5/15/06      21,588            23,962,680
   Sr. Sub. Notes                                          B3               9.125       2/01/08      24,000            23,760,000
Shop At Home, Inc., Sr. Sec'd. Notes                       B1              11.00        4/01/05       6,500             6,630,000
Sun Media Corp., Sr. Sub. Notes (Canada)                   B2               9.50        5/15/07       9,522 (i)        10,569,420
Transwestern Publishing Co., L.P., Sr. Sub. Notes          B-(a)            9.625      11/15/07       5,250             5,460,000
World Color Press, Inc., Sr. Sub. Notes                    B1               8.375      11/15/08      10,000            10,050,000
Young America Corp., Sr. Sub. Notes                        B3              11.625       2/15/06      11,400             4,902,000
                                                                                                                   --------------
                                                                                                                      293,463,537
------------------------------------------------------------------------------------------------------------------------------------
BUILDING & RELATED INDUSTRIES--4.3%

Ainsworth Lumber Ltd., Sr. Notes                           B3              12.50        7/15/07       8,000             7,920,000
American Builders, Sr. Sub. Notes                          B3              10.625       5/15/07       5,000             4,650,000
Beazer Homes USA, Inc., Sr. Notes                          B1               8.875       4/01/08       6,000             5,745,000
Building Materials Corp., Sr. Notes                        Ba3              8.00       12/01/08       8,000             8,030,000
Congoleum Corp., Sr. Notes                                 B1               8.625       8/01/08       6,000             5,910,000
D.R. Horton, Inc., Sr. Notes                               Ba2              8.375       6/15/04      10,170            10,119,150
Del Webb Corp., Sr. Sub. Deb.                              B2               9.375       5/01/09      14,500 (g)        13,920,000
Falcon Building Prod., Inc.,
   Sr. Sub. Disc. Notes, Zero Coupon (until 6/15/02)       B3              10.50        6/15/07      24,100            13,857,500
   Sr. Sub. Notes                                          B3               9.50        6/15/07      20,150            17,631,250
Falcon Holdings Group, L.P.,
   Sr. Disc. Notes, Zero Coupon (until 4/15/03)            B2               9.285       4/15/10      11,500             7,762,500
   Sr. Notes                                               B2               8.375       4/15/10       5,000             5,100,000
Kaufman & Broad Home Corp., Sr. Sub. Notes                 Ba3              9.625      11/15/06      28,000            29,120,000
Kevco, Inc., Sr. Sub. Notes                                B3              10.375      12/01/07      11,000             9,900,000
Koppers Industries, Inc., Sr. Sub. Notes                   B2               9.875      12/01/07       8,550             8,379,000
Nortek, Inc.,
   Sr. Notes                                               B1               9.25        3/15/07      15,875            16,390,937
   Sr. Notes                                               B1               9.125       9/01/07      17,000            17,382,500
                                                                                                                   --------------
                                                                                                                      181,817,837
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.                              B-42


PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1998                             PRUDENTIAL HIGH YIELD FUND, INC.
====================================================================================================================================
                                                           MOODY'S                                PRINCIPAL
                                                           RATING         INTEREST    MATURITY      AMOUNT           VALUE
DESCRIPTION                                              (UNAUDITED)        RATE        DATE        (000)          (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
CABLE--7.9%

Adelphia Communications Corp.,
   Sr. Notes                                               B2                9.50%      2/15/04    $  2,000        $    2,125,000
   Sr. Notes                                               B2               10.50       7/15/04      11,300            12,373,500
Coaxial Communications, Inc., Sr. Notes                    B3               10.00       8/15/06       5,750             5,922,500
Comcast UK Cable Corp., Sr. Disc. Deb.,
   Zero Coupon (until 11/15/00)                            B2               11.20      11/15/07      19,900            16,716,000
CSC Holdings, Inc., Sr. Sub. Notes                         B1                9.25      11/01/05      14,835            15,947,625
Diamond Cable Co., Sr. Disc. Notes (United Kingdom)        B3               13.25       9/30/04      30,860 (i)        29,625,600
Diva Systems Corp., Sr. Disc. Notes, Zero Coupon
   (until 3/1/03)                                          NR               12.625      3/01/08      15,900             5,914,800
Echostar Satellite, Sr. Disc. Notes, Zero Coupon
   (until 3/15/00)                                         B3               13.125      3/15/04       1,500             1,496,250
International Cabletel, Inc., Sr. Disc. Notes,
   Zero Coupon (until 4/15/00)                             B3               12.75       4/15/05      25,950            23,614,500
Lenfest Communications, Inc., Sr. Notes                    Ba3               8.375     11/01/05       5,050             5,454,000
Rogers Cablesystems, Inc. (Canada),
   Sr. Sec'd. Deb.                                         Ba3              10.00      12/01/07      10,500 (i)        11,812,500
   Sr. Sec'd. Deb.                                         Ba3              10.125      9/01/12      24,575 (i)        27,155,375
   Sr. Sec'd. Notes                                        Ba3              10.00       3/15/05      58,575 (i)        65,604,000
Rogers Cantel, Inc. (Canada),
   Deb.                                                    Ba3               9.375      6/01/08      38,400 (i)        40,512,000
   Sr. Sub. Notes                                          BB-(a)            8.80      10/01/07      12,600 (i)        12,694,500
Telewest plc, Sr. Disc. Deb. (United Kingdom),
   Zero Coupon (until 10/1/00)                             B1               11.00      10/01/07      15,000 (i)        12,487,500
TVN Entertainment Corp., Sr. Notes                         NR               14.00       8/01/08      15,000            12,750,000
United Int'l. Holdings, Inc., Sr. Disc. Notes,
   Zero Coupon (until 2/15/03)                             B3               10.75       2/15/08      56,500            30,227,500
                                                                                                                   --------------
                                                                                                                      332,433,150
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--1.1%

Allied Waste North America,
   Sr. Notes                                               Ba2               7.625      1/01/06       9,000             9,112,500
   Sr. Notes                                               Ba2               7.875      1/01/09      26,000            26,325,000
ICF Kaiser Int'l., Inc., Sr. Sub. Notes                    B3               13.00      12/31/03       3,000             1,500,000
Interlake Corp., Sr. Sub. Deb.                             B3               12.125      3/01/02       6,500             6,565,000
Neenah Corp., Sr. Sub. Notes                               B3               11.125      5/01/07       4,000             4,110,000
Thermadyne Holdings, Sr. Disc. Notes, Zero Coupon
   (until 6/1/03)                                          CCC+(a)          12.50       6/01/08       2,000               880,000
                                                                                                                   --------------
                                                                                                                       48,492,500
------------------------------------------------------------------------------------------------------------------------------------
CASINOS--3.8%

Aladdin Gaming, Sr. Disc. Notes, Zero Coupon (until
   3/1/03)                                                 CCC+(a)          13.50       3/01/10      38,500            10,010,000
Alliance Gaming Corp., Sr. Sub. Notes                      B3               10.00       8/01/07       4,350 (g)         3,980,250
Boyd Gaming Corp., Sr. Sub. Notes                          B1                9.50       7/15/07      17,875 (g)        17,785,625
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.                              B-43


PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1998                             PRUDENTIAL HIGH YIELD FUND, INC.
====================================================================================================================================
                                                           MOODY'S                                PRINCIPAL
                                                           RATING         INTEREST    MATURITY      AMOUNT           VALUE
DESCRIPTION                                              (UNAUDITED)        RATE        DATE        (000)          (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
CASINOS (CONT'D.)

Casino America Corp., Sr. Notes                            B1               12.50%      8/01/03    $  3,890        $    4,298,450
Casino Magic Corp., First Mtge. Notes                      B3               13.00       8/15/03       1,250             1,412,500
Fitzgeralds Gaming Corp., Sr. Notes                        B3               12.25      12/15/04      14,000             7,560,000
Grand Casinos, Inc., Sr. Notes                             B2                9.00      10/15/04      13,750            15,468,750
Harrahs Operating, Inc., Gtd. Sr. Sub. Notes               Ba2               7.875     12/15/05      12,250            12,280,625
Horseshoe Gaming LLC., Sr. Sub. Notes                      B3                9.375      6/15/07      22,100            22,928,750
Lady Luck Gaming Corp., First Mtge. Notes                  B2               11.875      3/01/01       2,000 (g)         2,020,000
Majestic Star Casino LLC., Sr. Notes                       B(a)             12.75       5/15/03       1,250             1,312,500
MGM Grand, Inc., Sr. Notes                                 Ba1               6.875      2/06/08      12,550            12,204,875
Trump Atlantic City Assocs.,
   First Mtge. Notes                                       B2               11.25       5/01/06      35,850            31,548,000
   First Mtge. Notes, Ser. B                               B2               11.25       5/01/06       5,000             4,250,000
Trumps Castle Funding, Inc., First Mtge. Notes             Caa              11.75      11/15/03       5,000 (g)         4,000,000
Venetian Casino Resort LLC., First Mtge. Notes             NR               12.25      11/15/04       9,000             8,415,000
                                                                                                                   --------------
                                                                                                                      159,475,325
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.9%

Huntsman Corp., Sr. Sub. Notes                             B2                9.50       7/01/07      28,000            28,070,000
Polymer Group, Inc., Sr. Sub. Notes                        B2                8.75       3/01/08      14,000 (g)        13,755,000
Sterling Chemical Holdings, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 8/15/01)            Caa              13.50       8/15/08      17,250             6,555,000
   Sr. Sub. Notes                                          B3               11.75       8/15/06      10,000             8,500,000
Terra Industries, Inc., Sr. Notes                          Ba3              10.50       6/15/05      24,100            24,702,500
                                                                                                                   --------------
                                                                                                                       81,582,500
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--0.7%

Viasystems, Inc., Sr. Sub. Notes                           B3                9.75       6/01/07      29,750            29,601,250
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--3.1%

Borden, Inc., Notes                                        Ba1               9.20       3/15/21      13,500            13,195,170
Consumers Int'l., Inc., Sr. Sec'd. Notes                   Ba3              10.25       4/01/05      19,100            20,055,000
Corning Consumer Prod. Co., Sr. Sub. Notes                 B3                9.625      5/01/08      16,000            11,200,000
Desa Int'l., Inc., Sr. Sub. Notes                          B3                9.875     12/15/07      11,500             8,625,000
Doskocil, Inc., Sr. Sub. Notes                             B3               10.125      9/15/07       8,000             7,520,000
Holmes Prod. Corp., Sr. Sub. Notes                         B3                9.875     11/15/07       9,825             9,235,500
Loewen Group Int'l., Inc., Sr. Gtd. Notes                  Ba3               8.25      10/15/03       7,000             5,932,500
Pierce Leahy Command Co., Sr. Notes                        B3                8.125      5/15/08       4,250             4,218,125
Revlon Consumer Prod. Corp.,
   Sr. Notes                                               B2                9.00      11/01/06      12,500            12,375,000
   Sr. Sub. Notes                                          B3                8.625      2/01/08      15,000            13,650,000
Sealy Mattress Co., Sr. Sub. Disc. Notes,
   Zero Coupon (until 12/15/02)                            NR               10.875     12/15/07      10,000             6,000,000
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.                              B-44


PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1998                             PRUDENTIAL HIGH YIELD FUND, INC.
====================================================================================================================================
                                                           MOODY'S                                PRINCIPAL
                                                           RATING         INTEREST    MATURITY      AMOUNT           VALUE
DESCRIPTION                                              (UNAUDITED)        RATE        DATE        (000)          (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS (CONT'D.)

United States Office Prod. Co., Sr. Sub. Notes             B3                9.75%      6/15/08    $  8,600        $    5,418,000
Waste Systems Int'l., Inc., Sr. Sub. Notes                 CCC+(a)           7.00       5/13/05       6,000             5,790,000
Windmere Durable Holdings, Inc., Sr. Notes                 B3               10.00       7/31/08       5,500             5,142,500
                                                                                                                   --------------
                                                                                                                      128,356,795
------------------------------------------------------------------------------------------------------------------------------------
DRUGS & HEALTH CARE--7.0%

Abbey Healthcare Group, Inc., Sr. Sub. Notes               B3                9.50      11/01/02       1,500 (g)         1,455,000
Alaris Med. Systems, Inc., Sr. Sub. Notes                  B3                9.75      12/01/06      18,375            18,742,500
Alliance Imaging, Inc., Sr. Sub. Notes                     B3                9.625     12/15/05      10,000             9,350,000
Columbia / HCA Healthcare Corp., Notes                     Ba2               6.91       6/15/05      10,000             9,728,200
Dade Int'l., Inc., Sr. Sub. Notes                          B2               11.125      5/01/06      40,510            44,561,000
Fresenius Med. Care Capital Trust,
   Gtd. Notes                                              NR                9.00      12/01/06      56,340            58,593,600
   Gtd. Notes                                              NR                7.875      2/01/08       3,300             3,267,000
Grahm Field Health Prod., Inc., Sr. Sub Notes              B3                9.75       8/15/07      11,890             7,847,400
Harborside Healthcare Corp., Sr. Sub. Disc. Notes,
   Zero Coupon (until 8/1/03)                              B3               11.00       8/01/08      11,750             5,640,000
ICN Pharmaceuticals, Inc., Sr. Notes                       Ba3               8.75      11/15/08      13,000            13,065,000
Integrated Health Svcs., Inc.,
   Sr. Sub. Notes                                          B2               10.25       4/30/06      37,500            37,125,000
   Sr. Sub. Notes                                          B2                9.50       9/15/07       4,000             3,800,000
Magellan Health Svcs., Inc., Sr. Sub. Notes                B3                9.00       2/15/08      37,000            32,560,000
Mariner Post Acute Network, Inc.,
   Sr. Sub. Disc. Notes, Zero Coupon (until 11/1/02)       B3               10.50      11/01/07      25,900            12,561,500
   Sr. Sub. Notes                                          B3                9.50      11/01/07       5,000             4,075,000
Medaphis Corp., Sr. Notes                                  B2                9.50       2/15/05       4,150             3,195,500
Media, Inc., Sr. Sub. Notes                                B3               11.00       6/01/08       3,000             2,880,000
Tenet Healthcare Corp., Sr. Sub. Notes                     Ba3               8.625      1/15/07      23,500            24,557,500
                                                                                                                   --------------
                                                                                                                      293,004,200
------------------------------------------------------------------------------------------------------------------------------------
ENERGY--9.1%

AES Corp.,
   Sr. Sub. Exch.                                          Ba1               8.375      8/15/07      10,000            10,075,000
   Sr. Sub. Notes                                          Ba1              10.25       7/15/06      26,000            28,080,000
   Sr. Sub. Notes                                          NR                8.50      11/01/07      20,000            20,250,000
Anker Coal Group, Inc., Sr. Notes                          B3                9.75      10/01/07      13,750             7,287,500
Bayard Drilling Technologies, Inc., Sr. Notes              B2               11.00       6/30/05       7,500             8,250,000
Benton Oil & Gas Co., Sr. Notes                            B2               11.625      5/01/03      11,300             6,554,000
Chesapeake Energy Corp., Sr. Notes                         B3                9.625      5/01/05      14,000            10,500,000
Chiles Offshore Corp. LLC., Sr. Notes                      B3               10.00       5/01/08       5,000             4,000,000
Cliffs Drilling Co.,
   Sr. Notes                                               B1               10.25       5/15/03      12,800            13,068,000
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.                              B-45

PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1998                             PRUDENTIAL HIGH YIELD FUND, INC.
====================================================================================================================================
                                                           MOODY'S                                PRINCIPAL
                                                           RATING         INTEREST    MATURITY      AMOUNT           VALUE
DESCRIPTION                                              (UNAUDITED)        RATE        DATE        (000)          (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
ENERGY (CONT'D.)

DI Industies, Inc., Sr. Notes                              B1               8.875%      7/01/07    $  6,000        $    4,350,000
Forcenergy, Inc., Sr. Sub. Notes                           B3               9.50       11/01/06      10,000             7,700,000
Gothic Prod. Corp., Sr. Sec'd. Notes                       B3              11.125       5/01/05       9,500 (g)         7,410,000
Grant Geophysical, Inc., Sr. Notes                         B3               9.75        2/15/08      10,000             6,800,000
Great Lakes Carbon Corp.,
   Sr. Disc. Deb., Zero Coupon (until 5/15/03)             B-(a)           13.125       5/15/09       7,200             3,672,000
   Sr. Sub. Notes                                          B3              10.25        5/15/08       5,000             5,037,500
Grey Wolf, Inc., Sr. Notes                                 B1               8.875       7/01/07       3,450             2,501,250
Gulf Canada Resources Ltd.,
   Sr. Sub. Deb.                                           Ba2              9.25        1/15/04       5,000             5,123,400
   Sr. Sub. Deb.                                           Ba2              9.625       7/01/05       5,000             5,225,000
Houston Expl. Co., Sr. Sub. Notes                          B2               8.625       1/01/08       7,000             6,790,000
Key Energy Group, Inc., Sr. Sub. Notes                     NR               5.00        9/15/04       4,000             1,800,000
McDermott J. Ray, Sr. Sub. Notes                           B1               9.375       7/15/06      29,350            31,111,000
Ocean Rig, Gtd. Sr. Sec'd. Notes                           B3              10.25        6/01/08      16,000            12,800,000
P & L Coal Holdings Corp.,
   Sr. Notes                                               Ba3              8.875       5/15/08      22,500            22,950,000
   Sr. Sub. Notes                                          B2               9.625       5/15/08      12,250            12,464,375
Parker Drilling Co., Sr. Notes                             B1               9.75       11/15/06      15,000            13,425,000
Petroleos Mexicanos, Gtd. Notes                            Ba2              9.375      12/02/08       9,500             9,357,500
Plains Resources, Inc., Sr. Sub. Notes                     B2              10.25        3/15/06      11,000            11,000,000
Pogo Producing Co., Sr. Sub. Notes                         B1               8.75        5/15/07      15,600            14,430,000
R & B Falcon Corp., Sr. Notes                              Ba1              9.50       12/15/08       8,500             8,500,000
Snyder Oil Corp., Sr. Sub. Notes                           B2               8.75        6/15/07      10,000             9,600,000
Tesoro Petroleum Corp., Sr. Sub. Notes                     B1               9.00        7/01/08      16,000            15,520,000
Universal Compression Holdings,
   Sr. Disc. Notes, Zero Coupon (until 2/15/03)            B2               9.875       2/15/08      22,850            13,710,000
   Sr. Disc. Notes, Zero Coupon (until 2/15/03)            B3              11.375       2/15/09       7,300             4,161,000
Veritas DGC, Inc., Sr. Notes                               Ba3              9.75       10/15/03       6,300             6,394,500
Vintage Petroleum, Inc.,
   Sr. Sub. Notes                                          B1               9.00       12/15/05      10,000             9,800,000
   Sr. Sub. Notes                                          B1               8.625       2/01/09      16,185 (g)        15,375,750
York Power Funding, Sr. Sec'd. Notes (Cayman Islands)      NR              12.00       10/30/07      10,000 (i)         9,800,000
                                                                                                                   --------------
                                                                                                                      384,872,775
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--1.6%

Airplane Pass Through Trust, Sr. Sub. Notes                Ba2             10.875       3/15/19       4,000             4,200,000
Americredit Corp., Gtd. Sr. Sub. Notes                     Ba1              9.25        2/01/04      14,450            13,908,125
Amresco Mtg., Inc., Sr. Sub. Notes (cost $4,900,000;
   purchased 2/24/98)                                      B2               9.875       3/15/05       4,900 (b)         3,430,000
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.                              B-46


PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1998                             PRUDENTIAL HIGH YIELD FUND, INC.
====================================================================================================================================
                                                           MOODY'S                                PRINCIPAL
                                                           RATING         INTEREST    MATURITY      AMOUNT           VALUE
DESCRIPTION                                              (UNAUDITED)        RATE        DATE        (000)          (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (CONT'D.)

Delta Financial Corp., Sr. Notes                           B3                9.50%      8/01/04    $ 10,450 (g)    $    8,778,000
Fugi JGB Investment, LLC., Pref'd. Notes                   Ba1               9.87      12/31/49       8,250             5,898,750
Nationwide, Inc., Sr. Notes                                B3               10.25       1/15/08       6,500             5,265,000
PX Escrow Corp., Sr. Sub. Disc. Notes, Zero Coupon
   (until 2/1/02)                                          B3                9.625      2/01/06      23,000            12,650,000
SB Treasury Co., Pref'd. Notes                             Baa1              9.40      12/29/49      12,500            11,625,000
                                                                                                                   --------------
                                                                                                                       65,754,875
------------------------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE--2.7%

Advantica Restaurant Group, Inc., Sr. Notes                B2               11.25       1/15/08       9,375             9,492,188
Ameriserve Food Dist., Inc., Sr. Sub. Notes                B3               10.125      7/15/07      37,945            33,960,775
Carrols Corp., Sr. Sub. Notes                              B2                9.50      12/01/08      13,000            13,097,500
Cott Corp., Sr. Notes                                      Ba3               8.50       5/01/07       4,500             4,201,875
Envirodyne Industries, Inc., Sr. Notes                     B3               10.25      12/01/01       5,325             4,260,000
Favorite Brands Int'l., Inc., Sr. Notes                    B3               10.75       5/15/06       2,300             1,886,000
Fresh Foods, Inc., Sr. Sub. Notes                          B3               10.75       6/01/06       9,200             8,464,000
Grupo Azucarero S.A., Sr. Notes (Mexico)                   B3               11.50       1/15/05      10,000 (i)         3,500,000
Packaged Ice, Inc., Sr. Notes                              B3                9.75       2/01/05       8,500             8,500,000
PSF Holdings, LLC., Sr. Sec'd. Notes (cost
   $11,050,490;
   purchased 5/20/94 and 5/8/97)                           NR               11.00       9/17/03      11,050 (b)        11,603,014
Purina Mills, Inc., Sr. Sub. Notes                         B2                9.00       3/15/10      15,000            14,925,000
                                                                                                                   --------------
                                                                                                                      113,890,352
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIALS--1.2%

Anchor Lamina, Inc., Sr. Sub. Notes                        B3                9.875      2/01/08      13,500            12,150,000
Eagle Picher Holdings, Inc., Sr. Sub. Notes                B3                9.375      3/01/08       9,500             8,977,500
Thermadyne Mfg., Sr. Sub. Notes                            B3                9.875      6/01/08       9,000             8,190,000
Trench Electric S.A., Gtd. Sr. Sub. Notes
   (Netherlands)                                           B3               10.25      12/15/07      23,000 (i)        21,390,000
                                                                                                                   --------------
                                                                                                                       50,707,500
------------------------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM--3.6%

Ballys Health & Tennis Corp.,
   Sr. Sub. Notes                                          B3                9.875     10/15/07      22,000            21,560,000
Extended Stay America, Inc., Sr. Sub. Notes                B2                9.15       3/15/08      16,000            14,960,000
Felcor Suites L.P., Gtd. Sr. Notes                         NR                7.375     10/01/04       7,935             7,558,088
Hedstrom Corp., Sr. Sub. Notes                             B3               10.00       6/01/07       9,400             7,990,000
Hedstrom Holdings, Inc., Sr. Disc. Notes,
   Zero Coupon (until 6/1/02)                              Caa              12.00       6/01/09       3,400             1,530,000
Hilton Hotels Corp., Sr. Notes                             Baa2              7.50      12/15/17      17,500            16,734,375
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.                              B-47


PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1998                             PRUDENTIAL HIGH YIELD FUND, INC.
====================================================================================================================================
                                                           MOODY'S                                PRINCIPAL
                                                           RATING         INTEREST    MATURITY      AMOUNT           VALUE
DESCRIPTION                                              (UNAUDITED)        RATE        DATE        (000)          (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM (CONT'D.)

HMH Properties, Inc.,
   Sr. Notes                                               Ba2              7.875%      8/01/08    $ 19,750        $   19,157,500
   Sr. Notes                                               Ba2              8.45       12/01/08       3,500             3,500,000
Hollywood Theaters, Inc., Gtd. Sr. Sub. Notes              B3              10.625       8/01/07       8,000             5,600,000
Host Marriott Travel Plazas, Inc., Sr. Notes               Ba3              9.50        5/15/05       1,700             1,780,750
Imax Corp., Sr. Notes                                      Ba2              7.875      12/01/05       6,000             6,030,000
Loews Ciniplex Entertainment Corp., Sr. Sub. Notes         B3               8.875       8/01/08       2,000             2,065,000
Outboard Marine Corp., Sr. Notes                           B3              10.75        6/01/08       6,000             5,850,000
Premier Cruise Ltd., Sr. Notes                             B3              11.00        3/15/08      13,000             6,500,000
Premier Parks, Inc., Sr. Disc. Notes, Zero Coupon
   (until 4/1/03)                                          B3              10.00        4/01/08      12,250             8,330,000
Six Flags Entertainment Corp., Gtd. Sr. Notes              B3               8.875       4/01/06       7,300             7,564,625
Town Sports Int'l., Inc., Sr. Notes                        B2               9.75       10/15/04      13,450            12,710,250
                                                                                                                   --------------
                                                                                                                      149,420,588
------------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS SERVICES--1.4%

Ball Corp., Sr. Sub. Notes                                 B1               8.25        8/01/08       1,000             1,045,000
Coinstar, Inc., Sr. Disc. Notes, Zero Coupon (until
   10/1/99)                                                NR              13.00       10/01/06      10,050             8,542,500
Color Spot Nurseries, Sr. Sub. Notes                       CCC(a)          10.50       12/15/07      10,000             6,000,000
Continental Global Group, Inc., Sr. Notes                  B2              11.00        4/01/07      10,000             8,550,000
Kindercare Learning Center, Inc., Sr. Sub. Notes           B3               9.50        2/15/09      14,125            14,054,375
La. Petite Academy, Inc., Sr. Notes                        B3              10.00        5/15/08       5,000             4,950,000
SF Holdings Group, Inc., Sr. Disc. Notes,
   Zero Coupon (until 3/15/03)                             B-(a)           12.75        3/15/08      16,500             5,280,000
United Stationer Supply Co., Sr. Sub. Notes                B1              12.75        5/01/05       8,600             9,589,000
                                                                                                                   --------------
                                                                                                                       58,010,875
------------------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--2.1%

Gaylord Container Corp., Sr. Sub. Notes                    CCC+(a)           9.875      2/15/08       2,700 (g)         1,971,000
Graham Packaging Holdings Co.,
   Sr. Disc. Notes, Zero Coupon (until 1/15/03)            B-(a)            10.75       1/15/09      15,925            10,988,250
   Sr. Sub. Notes                                          B3                8.75       1/15/08       7,150             7,221,500
Indah Kiat Fin Mauritius Ltd., Gtd. Sr. Notes
   (Indonesia)                                             B2               10.00       7/01/07      10,000 (i)         5,200,000
Millar Western Prod. Ltd., Sr. Notes                       B3                9.875      5/15/08      10,000             7,500,000
Moll Industries, Inc., Sr. Sub. Notes                      B3               10.50       7/01/08       4,250             4,122,500
Repap New Brunswick, Inc., Sr. Sec'd. Notes                Caa              10.625      4/15/05       9,000 (g)         6,030,000
S.D. Warren Co., Sr. Sub. Notes                            B1               12.00      12/15/04       8,000             8,680,000
Stone Container Corp.,
   Sr. Notes                                               B2               12.58       8/01/16         200               211,500
   Sr. Sub. Deb.                                           B3               12.25       4/01/02      19,250            19,250,000
Tekni Plex, Inc., Sr. Sub. Notes                           B3                9.25       3/01/08      17,550            18,339,750
                                                                                                                   --------------
                                                                                                                       89,514,500
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.                              B-48

PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1998                             PRUDENTIAL HIGH YIELD FUND, INC.
====================================================================================================================================
                                                           MOODY'S                                PRINCIPAL
                                                           RATING         INTEREST    MATURITY      AMOUNT           VALUE
DESCRIPTION                                              (UNAUDITED)        RATE        DATE        (000)          (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.6%

CB Richards Ellis Svcs, Inc., Sr. Sub. Notes               Ba3              8.875%      6/01/06    $ 13,500        $   13,230,000
Saul B F Real Estate Investment Trust, Sr. Sec'd.
   Notes                                                   B-(a)            9.75        4/01/08      13,000            11,960,000
                                                                                                                   --------------
                                                                                                                       25,190,000
------------------------------------------------------------------------------------------------------------------------------------
RETAIL--2.5%

Big 5 Corp., Sr. Notes                                     B2              10.875      11/15/07      14,900            15,049,000
Big 5 Holdings Corp., Sr. Disc. Notes,
   Zero Coupon (until 11/30/02)                            NR              13.45       11/30/08      10,000             5,400,000
Cluett American Corp., Sr. Sub. Notes                      B3              10.125       5/15/08      10,750            10,158,750
Duane Reade, Inc., Sr. Sub. Notes                          B3               9.25        2/15/08       4,480             4,614,400
Franks Nursery & Crafts, Inc., Sr. Sub. Notes              B3              10.25        3/01/08      17,400            17,226,000
French Fragrances, Inc.,
   Sr. Notes, Series B                                     B2              10.375       5/15/07      15,030            14,842,125
   Sr. Notes, Series D                                     B2              10.375       5/15/07       3,550             3,496,750
Pamida, Inc., Sr. Sub. Notes                               Caa             11.75        3/15/03       9,000             8,640,000
Phar-Mor, Inc., Sr. Notes                                  B3              11.72        9/11/02       1,447             1,512,115
Saks, Inc., Gtd. Sr. Sub. Notes                            Baa3             8.25       11/15/08      13,500            14,310,000
Steel Heddle Manufacturing Co., Sr. Sub. Notes             B3              10.625       6/01/08       4,500             3,150,000
Syratech Corp., Sr. Notes                                  B3              11.00        4/15/07       8,475             6,864,750
                                                                                                                   --------------
                                                                                                                      105,263,890
------------------------------------------------------------------------------------------------------------------------------------
STEEL & METALS--4.0%

AK Steel Corp., Sr. Notes                                  Ba2               9.125     12/15/06      10,700            11,208,250
Doe Run Res. Corp., Sr. Notes                              B3               11.25       3/15/05       5,000             4,000,000
Great Central Mines Ltd., Sr. Notes                        Ba2               8.875      4/01/08      10,000             9,975,000
International Wire Group, Inc., Sr. Sub. Notes             B3               11.75       6/01/05      18,500            19,471,250
Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes           B2               12.75       2/01/03      16,750            16,415,000
Lukens, Inc.,
   Sr. Notes                                               Ba3               7.625      8/01/04       3,500             3,351,250
   Sr. Notes                                               Ba3               6.50       2/01/06       5,000             4,300,000
Pohang Iron & Steel Ltd., Unsec'd. Notes (Korea)           Ba1               7.125      7/15/04      14,000 (i)        12,070,800
Renco Steel Holdings, Inc., Sr. Sec'd. Notes               B-(a)            10.875      2/01/05       7,450             6,407,000
Silgan Holdings, Inc., Sr. Sub. Deb.                       B1                9.00       6/01/09      13,000            13,162,500
UCAR Global Enterprises, Inc., Sr. Sub. Notes              B2               12.00       1/15/05       5,750             6,037,500
WCI Steel, Inc., Sr. Sec'd. Notes                          B2               10.00      12/01/04      31,600 (g)        31,363,000
Wheeling Pittsburgh Corp., Sr. Notes                       B2                9.25      11/15/07      17,700            16,638,000
WHX Corp., Sr. Notes                                       B3               10.50       4/15/05      14,750            13,422,500
                                                                                                                   --------------
                                                                                                                      167,822,050
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.                              B-49


PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1998                             PRUDENTIAL HIGH YIELD FUND, INC.
====================================================================================================================================
                                                           MOODY'S                                PRINCIPAL
                                                           RATING         INTEREST    MATURITY      AMOUNT           VALUE
DESCRIPTION                                              (UNAUDITED)        RATE        DATE        (000)          (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--1.1%

Pantry, Inc., Sr. Sub. Notes                               B3               10.25%     10/15/07    $ 20,250        $   21,161,250
Pathmark Stores, Inc., Sr. Sub. Notes                      B3                9.625      5/01/03       8,348             8,181,040
Southland Corp., Sr. Sub. Deb.                             Ba3               5.00      12/15/03      19,500            17,160,000
                                                                                                                   --------------
                                                                                                                       46,502,290
------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--1.3%

Details Holding Corp., Sr. Disc. Notes,
   Zero Coupon (until 11/15/02)                            NR               12.50      11/15/07      16,200             8,910,000
Details, Inc., Sr. Sub. Notes                              B3               10.00      11/15/05      11,375            10,806,250
DII Group, Inc., Sr. Sub. Notes                            B1                8.50       9/15/07      11,500            11,385,000
MCMS, Inc., Sr. Sub. Notes                                 B3                9.75       3/01/08      14,000            11,760,000
Pioneer-Standard Electronics, Inc., Sr. Notes              Baa3              8.50       8/01/06       6,000             6,025,800
Zilog, Inc., Sr. Sec'd. Notes                              B2                9.50       3/01/05       9,000 (g)         7,110,000
                                                                                                                   --------------
                                                                                                                       55,997,050
------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--17.0%

21st Century Telecom Group, Inc., Sr. Disc. Notes,
   Zero Coupon (until 2/15/03)                             NR               12.25       2/15/08      11,500             4,830,000
Allegiance Telecom, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 2/15/03)            NR               11.75       2/15/08      14,200             6,532,000
   Sr. Notes                                               NR               12.875      5/15/08      10,000             9,750,000
Anacomp, Inc., Sr. Sub. Notes                              B3               10.875      4/01/04      12,000            12,360,000
Barak ITC Int'l. Telecom, Sr. Disc. Notes (Israel),
   Zero Coupon (until 11/15/02)                            B3               12.50      11/15/07      36,500 (i)        18,250,000
Bestel S.A. De CV, Sr. Disc. Notes (Mexico),
   Zero Coupon (until 5/15/01)                             NR               12.75       5/15/05      11,000 (i)         6,380,000
Birch Telecom, Inc., Sr. Notes                             NR               14.00       6/15/08       5,000             4,600,000
Call-Net Enterprises, Inc., Sr. Disc. Notes,
   Zero Coupon (until 8/15/03)                             B1                8.94       8/15/08      20,000            11,400,000
Caprock Communications Corp., Sr. Notes                    B(a)             12.00       7/15/08       8,500             8,160,000
Cellnet Data Systems, Inc., Sr. Disc. Notes,
   Zero Coupon (until 10/1/02) (cost $15,558,193;
   purchased 9/24/97 and 10/13/97)                         NR               14.00      10/01/07      27,000 (b)(d)      5,940,000
Communication Cellular, S.A., Sr. Def'd. Bonds
   (Columbia),
   Zero Coupon (until 11/15/00)                            B3               13.125     11/15/03      34,750 (i)        24,672,500
Crown Castle Int'l. Corp., Sr. Disc. Notes,
   Zero Coupon (until 11/15/02)                            B3               10.625     11/15/07       6,250             4,312,500
Dialog Corp., Sr. Sub. Notes (United Kingdom)              B3               11.00      11/15/07      18,000 (i)        17,910,000
DTI Holdings, Inc., Sr. Disc. Notes, Zero Coupon
   (until 3/1/03)                                          NR               12.50       3/01/08       7,250             1,848,750
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.                              B-50


PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1998                             PRUDENTIAL HIGH YIELD FUND, INC.
====================================================================================================================================
                                                           MOODY'S                                PRINCIPAL
                                                           RATING         INTEREST    MATURITY      AMOUNT           VALUE
DESCRIPTION                                              (UNAUDITED)        RATE        DATE        (000)          (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONT'D.)

E Spire Communications, Inc., Sr. Disc. Notes,
   Zero Coupon (until 7/1/03)                              NR              10.625%      7/01/08    $ 10,250        $    4,100,000
Econophone, Inc., Sr. Disc. Notes, Zero Coupon (until
   2/15/03)                                                NR              11.00        2/15/08      16,000             7,600,000
Firstworld Communications, Inc., Sr. Notes,
   Zero Coupon (until 4/15/03)                             NR              13.00        4/15/08      16,750             5,108,750
Focal Communications Corp., Sr. Disc. Notes,
   Zero Coupon (until 2/15/03)                             NR              12.125       2/15/08       6,650             3,524,500
Geotek Communications, Inc., Sr. Conv. Notes, PIK          C                Zero        2/15/01      12,000 (e)            60,000
Global Telesystems Group, Inc., Sr. Notes                  B-(a)            9.875       2/15/05      10,300             9,785,000
Globix Corp., Sr. Notes                                    NR              13.00        5/01/05       8,500             6,970,000
Grupo Iusacell S.A. De CV, Sr. Notes (Mexico)              B2              10.00        7/15/04      13,000 (i)        11,310,000
GST Equipment, Inc., Sr. Sec'd. Notes                      NR              13.25        5/01/07      10,000            10,300,000
GST Network Funding, Inc., Sr. Disc. Notes,
   Zero Coupon (until 5/1/03)                              NR              10.50        5/01/08       6,500             2,990,000
GST Telecommunications, Inc.,
   Conv. Sr. Disc. Notes, Zero Coupon (until
      12/15/00)                                            NR              13.875      12/15/05       2,262             1,854,840
   Sr. Sub. Notes                                          NR              12.75       11/15/07       8,200             7,523,500
GST USA, Inc., Sr. Disc. Notes, Zero Coupon (until
   12/15/00)                                               NR              13.875      12/15/05      17,096            12,223,640
Hyperion Telecommunications, Inc., Sr. Disc. Notes,
   Zero Coupon (until 4/15/01) (cost $2,160,984;
   purchased 4/10/96 and 6/23/98)                          B3              13.00        4/15/03       2,800 (b)         2,016,000
ICG Holdings, Inc., Sr. Disc. Notes, Zero Coupon
   (until 5/1/03)                                          NR               9.875       5/01/08      14,500             7,467,500
ICO Global Communications, Sr. Notes                       B3              15.00        8/01/05      18,250            13,687,500
IDT Corp., Sr. Notes                                       B+(a)            8.75        2/15/06      14,900            14,155,000
Impsat Corp.,
   Sr. Notes                                               B1              12.125       7/15/03      13,500            11,880,000
   Sr. Notes                                               B+(a)           12.375       6/15/08      12,000             9,720,000
Intermedia Cap. Partners, L.P., Sr. Notes                  B2              11.25        8/01/06      30,250            34,031,250
Intermedia Communications of Florida,
   Sr. Disc. Notes, Zero Coupon (until 5/15/01)            B2              12.50        5/15/06      22,500            17,550,000
   Sr. Disc. Notes, Zero Coupon (until 7/15/02)            B2              11.25        7/15/07      17,750            12,070,000
International Wireless Communications, Inc., Sr.
   Disc. Notes,
   (cost $5,398,604; purchased 8/9/96 and 9/13/96)         NR               Zero        8/15/01       8,000(b)(d)(e)    1,040,000
IPC Information Systems, Inc., Sr. Disc. Notes,
   Zero Coupon (until 11/1/01)                             B3               10.875      5/01/08      16,000            10,000,000
Iridium Cap. Corp.,
   Gtd. Notes                                              B3               14.00       7/15/05       7,500             7,125,000
   Sr. Notes                                               NR               11.25       7/15/05       4,000             3,420,000
Jacor Communications Co., Sr. Sub. Notes                   B2                8.75       6/15/07       2,000             2,170,000
Jordan Telecommunication Prod., Sr. Sub. Notes             B3                9.875      8/01/07      10,000            10,000,000
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.                              B-51

PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1998                             PRUDENTIAL HIGH YIELD FUND, INC.
====================================================================================================================================
                                                           MOODY'S                                PRINCIPAL
                                                           RATING         INTEREST    MATURITY      AMOUNT           VALUE
DESCRIPTION                                              (UNAUDITED)        RATE        DATE        (000)          (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONT'D.)

Level 3 Communications, Inc., Sr. Disc. Notes,
   Zero Coupon (until 12/1/03)                             B3               10.50%     12/01/08    $ 31,000        $   18,018,750
Long Distance Int'l., Inc., Sr. Notes                      NR               12.25       4/15/08       6,500             5,200,000
Mastec, Inc., Sr. Sub. Notes                               Ba3               7.75       2/01/08      19,500            18,817,500
McLeod, Inc., Sr. Notes                                    B2                9.25       7/15/07      10,000            10,350,000
Metronet Communications Corp., Sr. Disc. Notes,
   Zero Coupon (until 6/15/03)                             B3                9.95       6/15/08      27,000            16,537,500
Netia Holdings BV (Poland),
   Gtd. Sr. Disc. Notes, Zero Coupon (until 11/1/01)       B3               11.25      11/01/07      12,500 (i)         7,062,500
   Gtd. Sr. Notes                                          B3               10.25      11/01/07       9,150 (i)         7,823,250
Nextel Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 8/15/99)            B2                9.75       8/15/04      28,000            27,160,000
   Sr. Disc. Notes, Zero Coupon (until 9/15/02)            B2               10.65       9/15/07       3,250             2,088,125
   Sr. Disc. Notes, Zero Coupon (until 10/31/02)           B2                9.75      10/31/07      36,500            22,265,000
   Sr. Disc. Notes, Zero Coupon (until 2/15/03)            B2                9.95       2/15/08      29,025            17,415,000
Nextel International, Inc., Sr. Disc. Notes,
   Zero Coupon (until 4/15/03)                             CCC+(a)          12.125      4/15/08       3,000             1,380,000
Northeast Optic Network, Inc., Sr. Notes                   NR               12.75       8/15/08       7,500             7,275,000
Omnipoint Corp.,
   Sr. Notes                                               B3               11.625      8/15/06       8,600             6,020,000
Pagemart Nationwide, Inc., Sr. Disc. Notes,
   Zero Coupon (until 2/1/00)                              B3               15.00       2/01/05      23,000            20,240,000
Pagemart Wireless, Inc., Sr. Disc. Notes,
   Zero Coupon (until 2/1/03)                              NR               11.25       2/01/08      36,000            16,560,000
Price Communications Wireless,
   Sr. Sec'd. Notes                                        Ba3               9.125     12/15/06      12,500            12,625,000
   Sr. Sub. Notes                                          B3               11.75       7/15/07      12,500            13,187,500
PTC Int'l. Fin BV, Gtd. Sr. Sub. Disc. Notes
   (Poland),
   Zero Coupon (until 7/1/02)                              B3               10.75       7/01/07      19,250 (i)        13,282,500
Qwest Communications Int'l., Inc., Sr. Notes               BB+(a)            7.50      11/01/08       3,500             3,640,000
RCN Corp., Sr. Disc. Notes, Zero Coupon (until
   10/15/02)                                               B3               11.125     10/15/07      11,950             6,931,000
RSL Communications, Sr. Notes                              B-(a)            12.00      11/01/08      10,000            10,350,000
Rural Cellular Corp., Sr. Sub. Notes                       B3                9.625      5/15/08      11,000            11,055,000
Splitrock Svcs., Inc., Sr. Notes                           NR               11.75       7/15/08       8,000             6,960,000
Star Choice Communications, Sr. Sec'd. Notes               B3               13.00      12/15/05       5,000 (g)         5,025,000
Time Warner Telecom LLC., Sr. Notes                        B2                9.75       7/15/08      10,000 (g)        10,450,000
U.S. Exchange LLC., Sr. Notes                              NR               15.00       7/01/08       7,000             7,140,000
Versatel Telecom BV, Sr. Notes                             NR               13.25       5/15/08       9,000             8,910,000

------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.                              B-52


PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1998                             PRUDENTIAL HIGH YIELD FUND, INC.
====================================================================================================================================
                                                           MOODY'S                                PRINCIPAL
                                                           RATING         INTEREST    MATURITY      AMOUNT           VALUE
DESCRIPTION                                              (UNAUDITED)        RATE        DATE        (000)          (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONT'D.)

Viatel, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 4/15/03)            NR               12.50%      4/15/08    $  8,400        $    4,788,000
   Sr. Notes                                               NR               11.25       4/15/08       5,050             5,075,250
WamNet, Inc., Sr. Disc. Notes, Zero Coupon (until
   3/1/02)                                                 NR               13.25       3/01/05       7,500             4,125,000
Worldwide Fiber Inc., Sr. Notes                            B3               12.50      12/15/05      10,000 (g)        10,000,000
                                                                                                                   --------------
                                                                                                                      714,385,105
------------------------------------------------------------------------------------------------------------------------------------
TEXTILES--0.8%

Foamex, L.P. Cap Corp., Sr. Sub. Notes                     B3                9.875      6/15/07      12,550            13,554,000
Phillips Van Heusen Corp., Sr. Sub. Notes                  B1                9.50       5/01/08       8,050             8,050,000
Worldtex, Inc., Sr. Notes                                  B1                9.625     12/15/07      15,000            13,350,000
                                                                                                                   --------------
                                                                                                                       34,954,000
------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION/TRUCKING/SHIPPING--1.9%

American Commercial Lines, Sr. Notes                       B1               10.25       6/30/08      17,000            17,340,000
Autopistas Del Sol S.A., Sr. Notes                         NR               10.25       8/01/09       3,500             2,660,000
Continental Airlines Inc., Sr. Notes                       Ba2               8.00      12/15/05       3,250             3,211,325
Holt Group, Inc., Sr. Notes                                B+(a)             9.75       1/15/06       8,320             5,740,800
Kitty Hawk, Inc., Gtd. Notes                               B1                9.95      11/15/04      22,505            22,167,425
MRS Logistica S.A., Sr. Notes (Brazil)                     B(a)             10.625      8/15/05      10,000 (i)         5,600,000
Stena AB (Sweden),
   Sr. Notes                                               Ba2               8.75       6/15/07       7,000 (i)         6,667,500
   Sr. Notes                                               B1               10.625      6/01/08      11,500 (i)        10,350,000
US Air, Inc., Pass-through Certs.                          Ba2              10.375      3/01/13       7,030             8,138,561
                                                                                                                   --------------
                                                                                                                       81,875,611
                                                                                                                   --------------
Total corporate bonds (cost $4,121,653,930)                                                                         3,843,078,993
                                                                                                                   --------------
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.                              B-53


PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1998       PRUDENTIAL HIGH YIELD FUND, INC.
=========================================================================================
                                                        VALUE
DESCRIPTION                         SHARES             (NOTE 1)
-----------------------------------------------------------------------------------------
PREFERRED STOCKS--4.5%
Adelphia Communications Corp.,
  $13.00                            74,000        $    8,621,000
California Fed. Corp., $9.125        1,822            46,125,577
Cendant Corp., $7.50                16,000               534,000
Chesapeake Energy Corp., $7.00     110,000             1,175,625
Concentric Network Corp., $13.50     6,821             5,831,955
CSC Holdings, Inc.,
   Ser. 1995K-1, $11.125           113,429            12,647,289
   Ser. 1995K-2, $11.125             3,632            40,496,800
   Ser. 1995K-4, $11.75            135,996            15,503,530
Eagle Picher Holdings, Inc.,         1,530
  $11.75                                               7,726,500
GPA Group Plc, Conv., 7.00%         13,200             6,600,000
Harborside Healthcare Corp.,         2,585
  $13.50                                               2,262,149
Intermedia Communications of
  Florida, $7.00                   280,000             4,165,000
Paxon Communications Corp., Jr.,
  $13.25                             1,482            12,966,879
Primedia, Inc., $8.625             117,000            11,378,250
Rural Cellular Corp., $11.375        4,231             3,892,511
Texas Utilities Co., $9.25          80,000             4,510,000
Viasystems Group, Inc., 8.00%      162,365             2,435,472
Viatel, Inc., $10.00                 6,898               758,807
                                                  --------------
Total preferred stocks
  (cost $178,504,392)                                187,631,344
                                                  --------------

COMMON STOCKS(c)--0.2%
Cellnet Data Systems, Inc.
  (cost $1,080; purchased
  6/25/97)                         216,000 (b)    $    1,080,000
Coinstar, Inc.                      65,100               699,825
Dr Pepper Bottling Co., Cl. B       72,580             2,322,560
Envirosource, Inc.                  61,190               313,599
Gaylord Container Corp., Cl. A      82,735               506,752
Hedstrom Holdings, Inc.            206,223               206,223
Intermedia Communications of
  Florida,                           3,276                48,730
Nextel Communications, Inc.         85,298             2,015,165
Northeast Optic Network, Inc.       80,000               830,000
Pagemart Nationwide, Inc.           71,750               403,594
Peachtree Cable Assn., Ltd.         31,559               284,978
SF Holdings Group, Inc.             33,000                66,000
                                                  --------------
Total common stocks
  (cost $8,357,048)                                    8,777,426
                                                  --------------
COMMON TRUST UNITS(c)--0.4%          Units
                                  ---------
PSF Holdings, LLC.
  (cost $15,959,021;
  purchased 5/20/94)               951,717 (b)(f)     15,389,467
                                                  --------------
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.        B-54


PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1998                             PRUDENTIAL HIGH YIELD FUND, INC.
====================================================================================================================================
                                                                                      EXPIRATION                         VALUE
                                                                                         DATE       WARRANTS            (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
WARRANTS(c)--0.2%
Aladdin Gaming                                                                          3/1/10      385,000        $        3,850
Allegiance Telecom, Inc.                                                                2/15/08      14,200               113,600
American Banknote Corp.                                                                 12/1/07       3,750                   469
American Mobile Satellite Corp.                                                          4/1/08       9,750                37,830
Bell Technology Group Ltd.                                                               5/1/05       8,500                    85
Bestel S.A. De CV                                                                       5/15/05      11,000                22,000
Birch Telecom, Inc.                                                                     6/15/08       5,000                     0
Cellnet Data Systems, Inc.                                                              9/15/07      44,455 (d)           266,730
Clearnet Communications, Inc.                                                           9/15/05      66,495               332,475
Comcel                                                                                 11/15/03      29,000             2,175,000
Diva Systems Corp.                                                                       3/1/08      47,700               763,200
DTI Holdings, Inc.                                                                       3/1/08      36,250                 1,812
Ermis Maritime Holdings Ltd.                                                            3/15/06       9,818                 9,818
Firstworld Communications, Inc.                                                         4/15/08      16,750                     0
Foamex JPS Automotive LLC.                                                               7/1/99      20,250               425,250
Gaylord Container Corp.                                                                 11/1/02     417,518             2,087,590
ICO Global Communications                                                                8/1/05      18,250                     0
International Wireless Communications, Inc.                                             8/15/01       8,000 (d)(e)              0
Intelcom Group, Inc.                                                                    9/15/05     127,809             1,661,517
Intermedia Communications of Florida                                                     6/1/00      11,250               480,825
Long Distance Int'l., Inc.                                                              4/15/08       6,500                    65
Nextel Communications, Inc.                                                             4/25/99       7,000                     0
President Riverboat Casinos, Inc.                                                       9/30/99      44,150                     0
Price Communications Wireless                                                            8/1/07      17,200               754,650
Primus Telecommunications Group                                                          8/1/04      12,250               153,125
Splitrock Svcs., Inc.                                                                   7/15/08       8,000                88,000
Star Choice Communications                                                             12/15/05     115,800               196,860
Sterling Chemical Holdings, Inc.                                                        8/15/08       5,450                81,750
TVN Entertainment Corp.                                                                  8/1/08      15,000                   150
United Int'l. Holdings, Inc.                                                           11/15/99      44,500               667,500
USN Communications, Inc.                                                               10/15/06      92,500                19,425
Versatel Telecom BV                                                                     5/15/08       9,000                90,000
WamNet, Inc.                                                                             3/1/05      22,500               180,000
                                                                                                                   --------------
Total warrants (cost $752,509)                                                                                         10,613,576
                                                                                                                   --------------
Total long-term investments (cost $4,325,226,900)                                                                  $4,065,490,806
                                                                                                                   --------------
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.                              B-55


PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1998                             PRUDENTIAL HIGH YIELD FUND, INC.
====================================================================================================================================
                                                                                                   PRINCIPAL
                                                                          INTEREST    MATURITY      AMOUNT             VALUE
                                                                            RATE        DATE         (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--3.2%
------------------------------------------------------------------------------------------------------------------------------------
Alltel Corp., loan participation                                            5.75%       1/04/99     $50,000(h)     $   50,000,000
Countrywide Home Loan, Inc., commercial paper                               5.10        1/04/99      12,559            12,553,663
Countrywide Home Loan, Inc., commercial paper                               5.40        1/04/99      50,000            49,977,500
First Chicago Corp., time deposit                                           4.875       1/04/99      10,962(h)         10,962,000
Xerox Capital, commercial paper                                             5.30        1/04/99       9,224             9,219,926
                                                                                                                   --------------
Total short-term investments (cost $132,713,089)                                                                      132,713,089
                                                                                                                   --------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS--99.8%
   (cost $4,457,939,989; Note 4)                                                                                    4,198,203,895
Other assets in excess of liabilities--0.2%                                                                             9,948,340
                                                                                                                   --------------
Net Assets--100%                                                                                                   $4,208,152,235
                                                                                                                   --------------
                                                                                                                   --------------

-------------------------

(a) Standard & Poor's Rating.
(b) Indicates a restricted  security;  the aggregate cost of such securities is ($55,028,372).  The aggregate value ($40,498,481) is approximately 1.0% of net assets.
(c) Non-income producing securities.
(d) Consists of more than one class of securities traded together as a unit; generally bonds with attached stock or warrants.
(e) Represents issuer in default on interest payments, non-income producing security.
(f) Fair valued security.
(g) Portion of securities on loan, see Note 4.
(h) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(i) US$ Denominated foreign bonds.
NR--Not rated by Moody's or Standard & Poor's.
PIK--Payment in kind securities.
LLC--Limited Liability Company.
L.P.--Limited Partnership.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.                              B-56


STATEMENT OF ASSETS AND LIABILITIES                                          PRUDENTIAL HIGH YIELD FUND, INC.
====================================================================================================================================

ASSETS                                                                                                      DECEMBER 31, 1998
Investments, at value (cost $4,457,939,989).............................................................      $  4,198,203,895
Cash....................................................................................................               271,209
Interest receivable.....................................................................................            77,147,956
Receivable for Fund shares sold.........................................................................            10,738,075
Receivable for securities lending.......................................................................                 9,471
Deferred expenses and other assets......................................................................                94,623
                                                                                                              ----------------
   Total assets.........................................................................................         4,286,465,229
                                                                                                              ----------------
LIABILITIES

Payable to broker for collateral for securities on loan.................................................            60,840,540
Payable for Fund shares reacquired......................................................................             6,934,177
Payable for investments purchased.......................................................................             5,226,389
Distribution fee payable................................................................................             1,800,692
Management fee payable..................................................................................             1,470,887
Dividends payable.......................................................................................             1,065,622
Accrued expenses........................................................................................               877,180
Securities lending rebate payable.......................................................................                97,507
                                                                                                              ----------------
   Total liabilities....................................................................................            78,312,994
                                                                                                              ----------------
NET ASSETS..............................................................................................      $  4,208,152,235
                                                                                                              ================
Net assets were comprised of:
   Common stock, at par.................................................................................      $      5,350,054
   Paid-in capital in excess of par.....................................................................         4,833,462,936
                                                                                                              ----------------
                                                                                                                 4,838,812,990
   Undistributed net investment income..................................................................               349,779
   Accumulated net realized loss on investments.........................................................          (371,274,440)
   Net unrealized depreciation on investments...........................................................          (259,736,094)
                                                                                                              ----------------
Net assets, December 31, 1998...........................................................................      $  4,208,152,235
                                                                                                              ================
Class A:
   Net asset value and redemption price per share
      ($1,677,604,599 / 212,980,494 shares of common stock issued and outstanding)......................                 $7.88
   Maximum sales charge (4.00% of offering price).......................................................                   .33
                                                                                                                         -----
   Maximum offering price to public.....................................................................                 $8.21
                                                                                                                         =====
Class B:
   Net asset value, offering price and redemption price per share
      ($2,381,793,383 / 303,120,030 shares of common stock issued and outstanding)......................                 $7.86
                                                                                                                         =====
Class C:
   Net asset value and redemption price per share
      ($83,686,639 / 10,650,300 shares of common stock issued and outstanding)..........................                 $7.86
   Sales charge (1.00% of offering price)...............................................................                   .08
                                                                                                                         -----
   Offering price to public.............................................................................                 $7.94
                                                                                                                         =====
Class Z:
   Net asset value, offering price and redemption price per share
      ($65,067,614 / 8,254,614 shares of common stock issued and outstanding)...........................                 $7.88
                                                                                                                         =====
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.                              B-57

PRUDENTIAL HIGH YIELD FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                               YEAR ENDED
NET INVESTMENT INCOME                       DECEMBER 31, 1998
                                            -----------------

Income
   Interest..............................     $ 420,464,366
   Dividends.............................         5,581,356
   Income from securities loaned, net....            33,635
                                              -------------
      Total Income.......................       426,079,357
                                              -------------
Expenses
   Distribution fee--Class A.............         2,568,796
   Distribution fee--Class B.............        19,179,387
   Distribution fee--Class C.............           504,719
   Management Fee........................        17,880,859
   Transfer agent's fees and expenses....         4,366,000
   Custodian's fees and expenses.........           330,000
   Registration fees.....................           123,000
   Insurance expense.....................            70,000
   Reports to shareholders...............            56,000
   Audit fee and expenses................            48,000
   Directors' fees and expenses..........            33,000
   Legal fees and expenses...............            20,000
   Miscellaneous.........................             8,867
                                              -------------
      Total expenses.....................        45,188,628
                                              -------------
Net investment income....................       380,890,729
                                              -------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment
   transactions..........................        36,353,107
Net change in unrealized appreciation of
   investments...........................      (422,696,898)
                                              -------------
Net loss on investments..................      (386,343,791)
                                              -------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS................     $  (5,453,062)
                                              =============


PRUDENTIAL HIGH YIELD FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
INCREASE (DECREASE)                    ------------------------
IN NET ASSETS                          1998                1997
                                       ----                ----

Operations
   Net investment income.......   $   380,890,729     $   354,105,853
   Net realized gain on
      investment
      transactions.............        36,353,107         146,274,171
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..............      (422,696,898)          7,321,433
                                  ---------------     ---------------
   Net increase (decrease) in
      net assets resulting from
      operations...............        (5,453,062)        507,701,457
                                  ---------------     ---------------

Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A..................      (154,810,882)       (139,641,643)
      Class B..................      (215,059,672)       (207,750,363)
      Class C..................        (5,714,430)         (3,608,339)
      Class Z..................        (5,305,745)         (3,105,508)
                                  ---------------     ---------------
                                     (380,890,729)       (354,105,853)
                                  ---------------     ---------------
   Dividends in excess of net
      investment income
      Class A..................        (3,143,618)         (8,405,450)
      Class B..................        (4,367,041)        (12,505,119)
      Class C..................          (116,038)           (217,197)
      Class Z..................          (107,739)           (186,930)
                                  ---------------     ---------------
                                       (7,734,436)        (21,314,696)
                                  ---------------     ---------------
Fund share transactions (Net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold.....................     2,963,551,012       2,751,808,904
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............       194,305,581         185,528,878
   Cost of shares reacquired...    (3,024,094,927)     (2,836,907,445)
                                  ---------------     ---------------
   Net increase in net assets
      from Fund share
      transactions.............       133,761,666         100,430,337
                                  ---------------     ---------------
Total increase (decrease)......      (260,316,561)        232,711,245

NET ASSETS
Beginning of year..............     4,468,468,796       4,235,757,551
                                  ---------------     ---------------
End of year(a).................   $ 4,208,152,235     $ 4,468,468,796
                                  ===============     ===============
-------------------------
(a) Undistributed net
    investment income..........   $       349,779     $            --
                                 ----------------    ----------------
--------------------------------------------------------------------------------

See Notes to Financial Statements.    B-58

NOTES TO FINANCIAL STATEMENTS                   PRUDENTIAL HIGH YIELD FUND, INC.
================================================================================

Prudential High Yield Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities which, in the opinion of the Fund's investment adviser, do not subject the Fund to unreasonable risks. As a secondary investment objective, the Fund will seek capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer's inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
--------------------------------------------------------------------------------
NOTE 1.   ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at prices provided by principal market makers and pricing agents. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities issued in private placements are valued at the bid price or the mean between the bid and asked prices, if available, provided by principal market makers. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest and, to the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

The Fund may hold up to 15% of its net assets in illiquid securities, which may include those which are restricted as to disposition under securities law ('restricted securities'). Certain issues of restricted securities held by the Fund at December 31, 1998 include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on an identified cost basis. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. The Fund accretes original issue discounts as adjustments to interest income. Income from payment-in-kind bonds is recorded daily based on an effective interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

FEDERAL INCOME TAXES: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Fund declares daily and pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount and wash sales.

SECURITIES LENDING: The Fund may lend securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                   PRUDENTIAL HIGH YIELD FUND, INC.
================================================================================

Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest, on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. For the fiscal year ended December 31, 1998, PSI has been compensated approximately $8,400.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $9,125,958, decrease accumulated net realized loss on investments by $145,971,221 and decrease paid in capital in excess of par by $155,097,179. This was primarily due to the sale of securities purchased with market discount and the expiration of a portion of the capital loss carryforward for the year ended December 31, 1998. Net investment income, net realized gains and net assets were not affected by this change.
--------------------------------------------------------------------------------
NOTE 2.   AGREEMENTS

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement PIMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets up to $250 million, .475% of the next $500 million, .45% of the next $750 million, .425% of the next $500 million, .40% of the next $500 million, .375% of the next $500 million and .35% of the Fund's average daily net assets in excess of $3 billion.

The Fund had a distribution agreement with PSI, which acted as the distributor of the Class A, B, C and Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PSI or PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensated PSI and PIMS with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .15 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1998. Effective January 1, 1999, the annual rate for Class A shares was increased to
 .25 of 1%.

PSI and PIMS have advised the Fund that they have received approximately $1,702,700 in front-end sales charges resulting from sales of Class A and Class C shares (after November 1, 1998) during the year ended December 31, 1998. From these fees, PSI and PIMS paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Fund that for the year ended December 31, 1998, they have received approximately $3,651,200 and $46,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement for the year ended December 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds. The Agreement expired on December 29, 1998 and has been extended through February 28, 1999 under the same terms.
--------------------------------------------------------------------------------
NOTE 3.   OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC, ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                   PRUDENTIAL HIGH YIELD FUND, INC.
================================================================================

December 31, 1998, the Fund incurred fees of approximately $3,667,200 for the services of PMFS. As of December 31, 1998, $310,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------
NOTE 4.   PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1998 were $4,418,253,943 and $4,356,824,541, respectively.

The federal income tax basis of the Fund's investments, including short-term investments, as of December 31, 1998 was $4,458,150,473; and accordingly, net unrealized depreciation for federal income tax purposes was $259,946,578 (gross
unrealized         appreciation--$103,910,119;          gross         unrealized
depreciation--$363,856,697).

For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1998 of approximately $350,586,300 of which $77,895,200 expires in 1999, $110,441,500 expires in 2000 and $162,249,600 expires in 2003. Such carryforward is after utilization of approximately $47,342,200 of net taxable gains realized and recognized during the year ended December 31, 1998. Approximately $155,097,000 of the Fund's capital loss carryforward expired as of December 31, 1998. In addition, the Fund will elect to treat net capital losses of approximately $20,477,600 incurred in the two month period ended December 31, 1998 as having been incurred in the following fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.

As of December  31,  1998,  the Fund has  securities  on loan with an  aggregate market  value  of  $58,015,388.  The  Fund  received  $60,840,540  in  cash,  as collateral for securities on loan with which it purchased highly liquid short-term investments in accordance with the Fund's securities lending procedures.
--------------------------------------------------------------------------------
NOTE 5.   CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has 3 billion shares of $.01 par value common stock authorized; equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

Transactions in shares of common stock were as follows:

CLASS A                             SHARES           AMOUNT
-------                          ------------    ---------------
Year ended December 31, 1998:
Shares sold...................    220,216,713    $ 1,859,190,071
Shares issued in reinvestment
  of
  dividends and
  distributions...............     10,259,255         85,370,263
Shares reacquired.............   (227,838,947)    (1,934,064,082)
                                  -----------    ---------------
Net increase in shares
  outstanding before
  conversions.................      2,637,021         10,496,252
Shares issued upon conversion
  from Class B................     10,263,006         85,283,803
                                  -----------    ---------------
Net increase in shares
  outstanding.................     12,900,027    $    95,780,055
                                  ===========    ===============
Year ended December 31, 1997:
Shares sold...................    193,384,884    $ 1,647,640,589
Shares issued in reinvestment
  of
  dividends and
  distributions...............      9,414,309         80,204,534
Shares reacquired.............   (210,193,785)    (1,791,846,142)
                                  -----------    ---------------
Net decrease in shares
  outstanding before
  conversions.................     (7,394,592)       (64,001,019)
Shares issued upon conversion
  from Class B................     20,996,980        178,917,604
                                  -----------    ---------------
Net increase in shares
  outstanding.................     13,602,388    $   114,916,585
                                  ===========    ===============

CLASS B
-------
Year ended December 31, 1998:
Shares sold...................    112,375,736    $   940,884,702
Shares issued in reinvestment
  of
  dividends and
  distributions...............     12,097,288        100,594,225
Shares reacquired.............   (116,993,243)      (981,481,666)
                                  -----------    ---------------
Net increase in shares
  outstanding before
  conversion..................      7,479,781         59,997,261
Shares reacquired upon
  conversion into Class A.....    (10,287,840)       (85,283,803)
                                  -----------    ---------------
Net decrease in shares
  outstanding.................     (2,808,059)   $   (25,286,542)
                                  ===========    ===============

Year ended December 31, 1997:
Shares sold...................    118,393,095    $ 1,004,044,328
Shares issued in reinvestment
  of
  dividends and
  distributions...............     11,760,615         99,976,935
Shares reacquired.............   (113,114,191)      (959,505,335)
                                  -----------    ---------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                   PRUDENTIAL HIGH YIELD FUND, INC.
================================================================================

CLASS B                             SHARES           AMOUNT
-------                          ------------    ---------------
Net increase in shares
  outstanding before
  conversion..................     17,039,519        144,515,928
Shares reacquired upon
  conversion into Class A.....    (21,040,398)      (178,917,604)
                                 ------------      -------------
Net decrease in shares
  outstanding.................     (4,000,879)     $ (34,401,676)
                                 ============      =============

CLASS C
-------
Year ended December 31, 1998:
Shares sold...................      8,376,997      $  68,914,249
Shares issued in reinvestment
  of dividends and
  distributions...............        409,580          3,387,514
Shares reacquired.............     (4,610,242)       (38,222,404)
                                 ------------      -------------
Net increase in shares
  outstanding.................      4,176,335      $  34,079,359
                                 ============      =============
Year ended December 31, 1997:
Shares sold...................      5,931,868      $  50,289,762
Shares issued in reinvestment
  of dividends and
  distributions...............        257,238          2,191,113
Shares reacquired.............     (4,892,651)       (41,327,251)
                                 ------------      -------------
Net increase in shares
  outstanding.................      1,296,455      $  11,153,624
                                 ============      =============

CLASS Z
-------
Year ended December 31, 1998:
Shares sold...................     11,385,751      $  94,561,990
Shares issued in reinvestment
  of dividends and
  distributions...............        596,770          4,953,579
Shares reacquired.............     (8,538,564)       (70,326,775)
                                 ------------      -------------
Net increase in shares
  outstanding.................      3,443,957      $  29,188,794
                                 ============      =============
Year ended December 31, 1997:
Shares sold...................      5,863,890      $  49,834,225
Shares issued in reinvestment
  of dividends and
  distributions...............        370,225          3,156,296
Shares reacquired.............     (5,206,103)       (44,228,717)
                                 ------------      -------------
Net increase in shares
  outstanding.................      1,028,012      $   8,761,804
                                 ============      =============

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS                                                   PRUDENTIAL HIGH YIELD FUND, INC.
==========================================================================================================================
                                                                                   CLASS A
                                                     --------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------
                                                        1998           1997           1996           1995          1994
                                                     ----------     ----------     ----------     ----------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...............    $     8.65     $     8.39     $     8.19     $     7.68     $   8.70
                                                     ----------     ----------     ----------     ----------     --------
Income from investment operations
Net investment income............................           .76            .73            .75            .81          .80
Net realized and unrealized gain (loss) on
   investments...................................          (.76)           .30            .22            .53        (1.00)
                                                     ----------     ----------     ----------     ----------     --------
   Total from investment operations..............            --           1.03            .97           1.34         (.20)
                                                     ----------     ----------     ----------     ----------     --------
Less distributions
Dividends from net investment income.............          (.76)          (.73)          (.75)          (.81)        (.80)
Distributions in excess of net investment
   income........................................          (.01)          (.04)          (.02)          (.02)        (.02)
                                                     ----------     ----------     ----------     ----------     --------
   Total distributions...........................          (.77)          (.77)          (.77)          (.83)        (.82)
                                                     ----------     ----------     ----------     ----------     --------
Net asset value, end of year.....................    $     7.88     $     8.65     $     8.39     $     8.19     $   7.68
                                                     ==========     ==========     ==========     ==========     ========

TOTAL RETURN(a)..................................         (0.13)%        12.81%         12.60%         18.17%       (2.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)....................    $1,677,605     $1,730,473     $1,564,429     $1,336,354     $161,435
Average net assets (000).........................    $1,712,531     $1,635,480     $1,385,143     $1,056,555     $165,517
Ratios to average net assets:
   Expenses, including distribution fees.........           .67%           .69%           .72%           .75%         .78%
   Expenses, excluding distribution fees.........           .52%           .54%           .57%           .60%         .63%
   Net investment income.........................          9.04%          8.59%          9.20%         10.13%        9.86%
For Classes A, B, C and Z shares:
   Portfolio turnover rate.......................           103%           113%            89%            78%          74%

-------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the  first  day and a sale on the  last  day of  each  year  reported  and  includes  reinvestment  of  dividends  and distributions.

--------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.                         B-63


FINANCIAL HIGHLIGHTS                                                    PRUDENTIAL HIGH YIELD FUND, INC.
===========================================================================================================================
                                                                                    Class B
                                                     ----------------------------------------------------------------------
                                                                            Year Ended December 31,
                                                     ----------------------------------------------------------------------
                                                        1998           1997           1996           1995           1994
                                                     ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...............    $     8.63     $     8.38     $     8.18     $     7.67     $     8.69
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations
Net investment income............................           .71            .68            .71            .76            .76
Net realized and unrealized gain (loss) on
   investments...................................          (.76)           .29            .22            .53          (1.00)
                                                     ----------     ----------     ----------     ----------     ----------
   Total from investment operations..............          (.05)           .97            .93           1.29           (.24)
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions
Dividends from net investment income.............          (.71)          (.68)          (.71)          (.76)          (.76)
Distributions in excess of net investment
   income........................................          (.01)          (.04)          (.02)          (.02)          (.02)
                                                     ----------     ----------     ----------     ----------     ----------
   Total distributions...........................          (.72)          (.72)          (.73)          (.78)          (.78)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of year.....................    $     7.86     $     8.63     $     8.38     $     8.18     $     7.67
                                                     ==========     ==========     ==========     ==========     ==========

TOTAL RETURN(a)..................................         (0.70)%        12.07%         11.97%         17.49%         (2.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)....................    $2,381,793     $2,640,491     $2,596,207     $2,730,903     $3,311,323
Average net assets (000).........................    $2,557,252     $2,589,122     $2,652,883     $2,725,385     $3,566,709
Ratios to average net assets:
   Expenses, including distribution fees.........          1.27%          1.29%          1.32%          1.35%          1.38%
   Expenses, excluding distribution fees.........           .52%           .54%           .57%           .60%           .63%
   Net investment income.........................          8.41%          7.99%          8.62%          9.56%          9.28%

-------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated  assuming a purchase of shares on the  first  day  and a sale on the  last  day of  each  year  reported  and  includes  reinvestment  of  dividends  and distributions.

---------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.                         B-64


FINANCIAL HIGHLIGHTS                                                 PRUDENTIAL HIGH YIELD FUND, INC.
===================================================================================================================
                                                                               CLASS C
                                                     ------------------------------------------------------------
                                                                                                      AUGUST 1,
                                                                                                       1994(C)
                                                               YEAR ENDED DECEMBER 31,                 THROUGH
                                                     -------------------------------------------     DECEMBER 31,
                                                      1998        1997        1996        1995           1994
                                                     -------     -------     -------     -------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............    $  8.63     $  8.38     $  8.18     $  7.67     $ 8.05
                                                     -------     -------     -------     -------     ------
Income from investment operations
Net investment income............................        .71         .68         .71         .76        .32
Net realized and unrealized gain (loss) on
   investments...................................       (.76)        .29         .22         .53       (.37)
                                                     -------     -------     -------     -------     ------
   Total from investment operations..............       (.05)        .97         .93        1.29       (.05)
                                                     -------     -------     -------     -------     ------
Less distributions
Dividends from net investment income.............       (.71)       (.68)       (.71)       (.76)      (.32)
Distributions in excess of net investment
   income........................................       (.01)       (.04)       (.02)       (.02)      (.01)
                                                     -------     -------     -------     -------     ------
   Total distributions...........................       (.72)       (.72)       (.73)       (.78)      (.33)
                                                     -------     -------     -------     -------     ------
Net asset value, end of period...................    $  7.86     $  8.63     $  8.38     $  8.18     $ 7.67
                                                     =======     =======     =======     =======     ======

TOTAL RETURN(a)..................................      (0.70)%     12.07%      11.97%      17.49%     (0.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..................    $83,687     $55,879     $43,374     $24,021     $4,860
Average net assets (000).........................    $67,296     $45,032     $28,647     $12,063     $2,840
Ratios to average net assets:
   Expenses, including distribution fees.........       1.27%       1.29%       1.32%       1.35%      1.48%(b)
   Expenses, excluding distribution fees.........        .52%        .54%        .57%        .60%       .73%(b)
   Net investment income.........................       8.49%       7.99%       8.60%       9.49%      9.80%(b)

-------------------------
(a) Total return does not consider the effects of sales loads.  Total return is  calculated  assuming a purchase of shares  on the  first day and a sale on the last day of each  period  reported  and  includes  reinvestment  of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.

-------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.                     B-65


FINANCIAL HIGHLIGHTS                            PRUDENTIAL HIGH YIELD FUND, INC.
===========================================================================================
                                                                   CLASS Z
                                                     ------------------------------------
                                                                               MARCH 1,
                                                     YEAR ENDED DECEMBER       1996(C)
                                                             31,               THROUGH
                                                     -------------------     DECEMBER 31,
                                                      1998        1997           1996
                                                     -------     -------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............    $  8.65     $  8.39       $   8.34
                                                     -------     -------       --------
Income from investment operations
Net investment income............................        .76         .74            .63
Net realized and unrealized gain (loss) on
   investments...................................       (.75)        .30            .07
                                                     -------     -------       --------
   Total from investment operations..............        .01        1.04            .70
                                                     -------     -------       --------
Less distributions
Dividends from net investment income.............       (.76)       (.74)          (.63)
Distributions in excess of net investment
   income........................................       (.02)       (.04)          (.02)
                                                     -------     -------       --------
   Total distributions...........................       (.78)       (.78)          (.65)
                                                     -------     -------       --------
Net asset value, end of period...................    $  7.88     $  8.65       $   8.39
                                                     =======     =======       ========

TOTAL RETURN(a)..................................       0.00%      12.96%          8.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..................    $65,068     $41,625       $ 31,748
Average net assets (000).........................    $57,453     $35,808       $ 28,978
Ratios to average net assets:
   Expenses, including distribution fees.........        .52%        .54%           .57%(b)
   Expenses, excluding distribution fees.........        .52%        .54%           .57%(b)
   Net investment income.........................       9.23%       8.74%          9.31%(b)

-------------------------
(a) Total return does not consider the effects of sales loads.  Total return is  calculated assuming  a  purchase  of  shares  on the  first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.

-------------------------------------------------------------------------------------------

See Notes to Financial Statements.          B-66

REPORT OF INDEPENDENT ACCOUNTANTS               PRUDENTIAL HIGH YIELD FUND, INC.
================================================================================

To the Shareholders and Board of Directors of Prudential High Yield Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential High Yield Fund, Inc. (the 'Fund') at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 16, 1999

                                  APPENDIX I

                         GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.


ASSET ALLOCATION
     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.


DIVERSIFICATION
     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.



DURATION
     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.
     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).


MARKET TIMING
     Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.


POWER OF COMPOUNDING
     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.


STANDARD DEVIATION
     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II-HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     The following chart shows the long-term performance of various asset classes and the rate of inflation.
















                               CAMERA READY COPY
















-------
Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.


     Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term. Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

     Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).


     IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

     From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.1


                                [GRAPHIC OMITTED]



-----------

1 Source: Ibbotson Associates Stocks. Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary-Fees and Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.


           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS




                                                                          YTD
                                1988      1989       1990      1991       1992      1993       1994       1995       1996
                             --------- ---------- --------- ---------- --------- ---------- ---------- ---------- ---------
U.S. Government
Treasury Bonds1               7.0%      14.4%       8.5%    15.3%       7.2%     10.7%       (3.4%)    18.4%       2.7%
U.S. Government
Mortgage Securities2          8.7%      15.4%      10.7%    15.7%       7.0%      6.8%       (1.6%)    16.8%       5.4%
U.S. Investment Grade
Corporate Bonds3              9.2%      14.1%       7.1%    18.5%       8.7%     12.2%       (3.9%)    22.3%       3.3%
U.S. High Yield
Corporate Bonds4             12.5%       0.8%      (9.6%)   46.2%      15.8%     17.1%       (1.0%)    19.2%      11.4%
World Government
Bonds5                        2.3%      (3.4%)     15.3%    16.2%       4.8%     15.1%        6.0%     19.6%       4.1%
Difference between highest
and lowest returns percent   10.2%      18.8%      24.9%    30.9%      11.0%     10.3%        9.9%      5.5%       8.7%



                                 1997       1998
                             ----------- ----------
U.S. Government
Treasury Bonds1                9.6%      10.0%
U.S. Government
Mortgage Securities2           9.5%       7.0%
U.S. Investment Grade
Corporate Bonds3              10.2%       8.6%
U.S. High Yield
Corporate Bonds4              12.8%       1.6%
World Government
Bonds5                        (4.3%)      5.3%
Difference between highest
and lowest returns percent     17.1       8.4%


-----------
1 LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2 LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation
  (FHLMC).

3 LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.


4 LEHMAN  BROTHERS HIGH YIELD BOND INDEX is an unmanaged  index  comprising over
  750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year. Data retrieved from Lipper, Inc.

5 SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

     The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.








                          CAMERA READY CHART TO COME








-----------
Source: Ibbotson Associates. Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1998. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes only and should not be construed to represent the yields of any Prudential Mutual Fund.

                APPENDIX III-INFORMATION RELATING TO PRUDENTIAL


     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed -Fund Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.



INFORMATION ABOUT PRUDENTIAL

     The Manager and PIC1 are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

     INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.5 million cars and insures more than 1.2 million homes.


     MONEY MANAGEMENT. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. In Institutional Investor, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.

     REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents and more than 1,400 offices throughout the United States.2

     HEALTHCARE. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.3


     FINANCIAL SERVICES. The Prudential Savings Banks FSB, a wholly-owned subsidiary of the Prudential, has nearly $1 billion in assets and serves nearly
1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


     As of November 30, 1998 Prudential Investments Fund Management is the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio manager have over 20 years of experience managing investment portfolios.

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

-------
1 PIC serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc. Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc. Jennison Associates Capital Corp. as one of the subadvisers to The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.


2 As of December 31, 1997.

3 On December 10, 1998, Prudential announced its intention to sell Prudential Health Care to Aetna, Inc. for $1 billion.


                                     III-1

     EQUITY FUNDS. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1996, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

     HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.4 Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

     Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets-from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

     Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers-from Pulp and Paper Forecaster to Women's Wear Daily-to keep them informed of the industries they follow.

     Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.


     Prudential Mutual Funds trades billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.



INFORMATION ABOUT PRUDENTIAL SECURITIES


     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities.5

     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.

     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects/Financial AdvisersSM, a state-of-the art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

-----------
4 As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
5 As of December 31, 1997.


                                     III-2